                                                                  EXHIBIT (c)(3)

                                                                 August 29, 2000

                               Presentation to:



                            The Windsor Corporation


                in its capacity as Managing General Partner of


                         Windsor Park Properties 5 & 7

                            Legg Mason Wood Walker
                                 Incorporated

                                August 29, 2000

Table of Contents                                                August 29, 2000
=============================================================

I.      Transaction Analysis

            -           Summary of Transaction

II.     Summary of Analysis

            -           Summary Valuation

III.    Windsor Park Properties 5 & 7 Historical & Projected Financial Statements & Analysis

            -           Repeated for WPP 5, WPP 7
            -           Historical & Projected Financial Statements
            -           Comparable Trading Multiples Analysis
            -           Discounted Cash Flow Analysis
            -           Liquidation Analysis

        Addendum

            A.          Comparable Company Trading Analysis
            B.          Comparable Company Price Volume Graphs
            C.          Comparable Company Profiles
            D.          FFO Current / Forward Multiples Analysis
            E.          Sensitivity Analysis

[LOGO OF LEGG MASON] Investment                   Windsor Park Properties
                     Banking

                                                                 August 29, 2000

     The managing general partner (the "Managing General Partner") of Windsor Park Properties 5, A California Limited Partnership, and Windsor Park Properties 7, A California Limited Partnership, (together the "Partnerships") has requested Legg Mason Wood Walker, Incorporated ("Legg Mason") to provide a written opinion as to the fairness to the Limited Partners of each Partnership from a financial point of view, of the aggregate consideration to be paid by N'Tandem Trust in the sale of the properties in which the Partnership holds an interest to N'Tandem Trust for cash; on terms and conditions more fully set forth in agreements among the Partnerships and N'Tandem Trust.

     It is recognized that Legg Mason was retained to render financial advice solely to the Managing General Partner, and that the engagement of Legg Mason is not, and shall not be deemed to be, on behalf of, and is not intended to confer rights or benefits upon the Partnerships' affiliates or upon any other person or entity. Legg Mason's opinion was directed solely to the Managing General Partner. Legg Mason's presentation is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus or proxy statement, or in any other document used in connection with any offering or sale of securities, nor shall this presentation be used for any other purposes, without the prior written consent of Legg Mason, provided that this presentation may be made available in its entirety to the Managing General Partner.

     In connection with our review, we relied, without independent verification, on the accuracy and completeness of all information that was publicly available, supplied or otherwise communicated to Legg Mason by the Managing General Partner and we have further relied upon the assurances of the Managing General Partner and management of the Partnerships that they are unaware of any facts that would make the information provided to us incomplete or misleading. Legg Mason assumed that the financial forecasts (and the assumptions and bases thereof) examined by it were reasonably prepared and reflected the best currently available estimates and good faith judgments of the Managing General Partner's management as to the future performance of the Partnerships. Legg Mason also assumed that the appraisals that were provided were reasonably prepared by the appraiser and reflected the good faith judgments of the appraiser and did not take any responsibility for their accuracy or completeness. Legg Mason has relied upon these forecasts and does not in any respect assume any responsibility for the accuracy or completeness thereof. Legg Mason has not made an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Partnerships, nor other than as described in our opinion, has Legg Mason been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon financial, economic, market and other conditions and circumstances existing and disclosed to us on the date hereof. It is understood that subsequent developments may affect the conclusions reached in our opinion, and that we do not have any obligation to update, revise or reaffirm our opinion.

         This summary of information does not constitute our opinion and is provided for informational purposes only. Our opinion is limited to the terms of our opinion letter to you with regard to the sale. We believe that our analysis should be considered as a whole, and that selecting portions of our analyses and the factors we considered, without considering all analyses and factors, could be misleading. The preparation of an opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In our analysis we made numerous assumptions where necessary with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of the Partnerships.

[LOGO OF LEGG MASON]Investment
                    Banking                              Windsor Park Properties

                                                                 August 29, 2000

Section I.

Transaction Analysis

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000

Transaction Analysis
==========================================================
  Summary of Transaction - Windsor Park Properties 5

     Transaction Participants:

       N'Tandem Trust ("N'Tandem") - Buyer
       Windsor Park Properties 5 ("WPP 5") - Seller

     Consideration Offered by N'Tandem to the Limited Partners of WPP 5:
       Cash offer of $23.77 per unit

     Windsor Park Properties to be Purchased:

       WPP 5 established in 1987, with initial capital raised of $24,472,900 (244,729 limited partnership units at $100 per unit)
       Seven communities  located in three states
       2000E FFO $456,333/(1)/
       2001E FFO $502,359/(1)/
       Debt outstanding as of June 30, 2000, $3,350,900
       Appraisal Market Value $9,409,000/(2)/
       Appraisal Equity Value, $6,058,100/(2)/

Notes:
(1) FFO projections were derived from financial projections provided by the Managing General Partner.
(2) Appraisal values provided by Whitcomb Real Estate, Inc.


[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000

Transaction Analysis
=====================================================
   Summary of Transaction - Windsor Park Properties 7

       Transaction Participants:
          N'Tandem Trust ("N'Tandem") - Buyer
          Windsor Park Properties 7 ("WPP 7") - Seller

       Consideration Offered by N'Tandem to the Limited Partners of WPP 7:
          Cash offer of $100.72 per unit

       Windsor Park Properties to be Purchased:
          WPP 7 established in 1990, with initial capital raised of $25,000,000 (250,000 limited partnership units at $100 per unit)
          Ten communities located in four states
          2000E FFO $1,517,470 (1)
          2001E FFO $1,636,598 (1)
          Debt outstanding as of June 30, 2000, $14,829,700
          Appraisal Market Value $32,823,000 (2)
          Appraisal Equity Value, $17,993,300 (2)

Notes:
(1) FFO projections were derived from projections provided by the Managing General Partner.
(2) Appraisal values provided by Whitcomb Real Estate, Inc.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                  August 29,2000


Section II.



Summary of Analysis

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                  August 29,2000


Summary of Analysis
================================================================================
     Summary Valuation - Windsor Park Properties 5

         Comparable Trading Multiples Analysis - 2000 WPP 5 FFO /(1)/

                                                                          LP Equity         Per LP Unit       Per LP Unit
                                                                            Value              Value         Consideration
                                                                         ------------      -------------    ----------------
         High                                                               4,118,879         17.84             23.77
         -------------------------------------------------------------------------------------------------------------------
         Mean                                                             $ 3,777,113      $  16.36           $ 23.77
         ===================================================================================================================
         Low                                                                3,073,214         13.31             23.77

         Comparable Trading Multiples Analysis - 2001 WPP 5 FFO /(1)/

                                                                          LP Equity         Per LP Unit       Per LP Unit
                                                                            Value              Value         Consideration
                                                                         ------------      -------------    ----------------
         High                                                               4,161,178         18.02             23.77
         -------------------------------------------------------------------------------------------------------------------
         Mean                                                             $ 3,810,562      $  16.51           $ 23.77
         ===================================================================================================================
         Low                                                                3,075,372         13.32             23.77

         Comparable Trading Multiples Analysis - WPP 5 TTM EBITDA /(1)(2)/

                                                                          LP Equity         Per LP Unit       Per LP Unit
                                                                            Value              Value         Consideration
                                                                         ------------      -------------    ----------------
         High                                                               2,535,117         10.98             23.77
         -------------------------------------------------------------------------------------------------------------------
         Mean                                                             $ 1,994,296      $   8.64           $ 23.77
         ===================================================================================================================
         Low                                                                1,512,083          6.55             23.77

         Discounted Cash Flow Analysis - WPP 5 /(1)/

                                                                          LP Equity         Per LP Unit       Per LP Unit
                                                                            Value              Value         Consideration
                                                                         ------------      -------------    ----------------
         High                                                               4,144,658         17.95             23.77
         -------------------------------------------------------------------------------------------------------------------
         Mean                                                             $ 3,627,564      $  15.71           $ 23.77
         ===================================================================================================================
         Low                                                                2,834,494         12.28             23.77
         Liquidation Analysis - WPP 5 /(1)/

                                                                          LP Equity         Per LP Unit       Per LP Unit
                                                                            Value              Value         Consideration
                                                                         ------------      -------------    ----------------
         High                                                               5,329,462         23.09             23.77
         -------------------------------------------------------------------------------------------------------------------
         Mean                                                             $ 5,329,462      $  23.09           $ 23.77
         ===================================================================================================================
         Low                                                                5,329,462         23.09             23.77

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

(1) Comparable companies include CPJ, MHC, SUI, UMH & ANL. Assumes 230,861 LP Units outstanding.
(2) Less $22,800 in interest income and less $3,350,900 in debt.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000

Summary of Analysis
================================================================================
     Summary Valuation - Windsor Park Properties 7

     Comparable Trading Multiples Analysis - 2000 WPP 7 FFO /(1)/
                                                                             LP Equity        Per LP Unit        Per LP Unit
                                                                               Value             Value          Consideration
                                                                            ------------     -------------     -------------------
     High                                                                          11,445,613        75.27             100.72
     -----------------------------------------------------------------------------------------------------------------------------
     Mean                                                                        $ 10,359,840     $  68.13          $  100.72
     =============================================================================================================================
     Low                                                                            8,123,589        53.42             100.72

     Comparable Trading Multiples Analysis - 2001 WPP 7 FFO /(1)/

                                                                                  LP Equity        Per LP Unit        Per LP Unit
                                                                                    Value             Value          Consideration
                                                                                 ------------     -------------     --------------
     High                                                                          11,312,602        74.39             100.72
     -----------------------------------------------------------------------------------------------------------------------------
     Mean                                                                        $ 10,222,472     $  67.22          $  100.72
     =============================================================================================================================
     Low                                                                            7,936,628        52.19             100.72

     Comparable Trading Multiples Analysis - WPP 7 TTM EBITDA /(1)(2)/

                                                                                  LP Equity        Per LP Unit        Per LP Unit
                                                                                    Value             Value          Consideration
                                                                                 ------------     -------------     --------------
     High                                                                           6,341,863        41.70             100.72
     -----------------------------------------------------------------------------------------------------------------------------
     Mean                                                                        $  4,240,116     $  27.88          $  100.72
     =============================================================================================================================
     Low                                                                            2,366,134        15.56             100.72

     Discounted Cash Flow Analysis - WPP 7 /(1)/

                                                                                  LP Equity        Per LP Unit        Per LP Unit
                                                                                    Value             Value          Consideration
                                                                                 ------------     -------------     --------------
     High                                                                          13,738,745        90.35             100.72
     -----------------------------------------------------------------------------------------------------------------------------
     Mean                                                                        $ 12,155,345     $  79.93          $  100.72
     =============================================================================================================================
     Low                                                                            9,718,252        63.91             100.72

     Liquidation Analysis - WPP 7 /(1)/

                                                                                  LP Equity        Per LP Unit        Per LP Unit
                                                                                    Value             Value          Consideration
                                                                                 ------------     -------------     --------------
     High                                                                          15,036,063        98.88             100.72
     -----------------------------------------------------------------------------------------------------------------------------
     Mean                                                                        $ 15,036,063     $  98.88          $  100.72
     =============================================================================================================================
     Low                                                                           15,036,063        98.88             100.72

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.
(1) Comparable companies include CPJ, MHC, SUI, UMH & ANL. Assumes 152,068 LP Units outstanding.
(2) Less $7,300 in interest income and less $14,829,700 in debt.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000

Section III.

Windsor Park Properties 5 Historical & Projected
Financial Statements


[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000
Windsor Park Properties Historical & Projected Financial Statements
===================================================
   Historical Income Statements - WPP 5

                                                   -------------------------------------------------------------------------------
                                                                           For the Years Ended December 31,
                                                   -------------------------------------------------------------------------------

                                                            % of Total          % of Total           % of Total          % of Total
                                                     1996     Revenue    1997     Revenue    1998      Revenue    1999     Revenue
                                                   -------- ---------- -------- ---------- --------- ---------- -------- ----------
Revenues:
  Rent and utilities                               $436,300     76.8%  $470,700      82.3% $ 527,800     79.8%  $544,900     74.0%
  Equity in earnings (losses) of joint ventures      83,100     14.6     68,600      12.0    102,700     15.5    155,300     21.1
     and limited partnerships
  Interest                                           34,400      6.1     19,900       3.5     20,700      3.1     19,200      2.6
  Other                                              14,200      2.5     12,400       2.2     10,200      1.5     16,800      2.3
                                                   -------- --------   --------   -------  ---------  -------   --------  -------
        Total revenues                             $568,000    100.0   $571,600     100.0  $ 661,400    100.0   $736,200    100.0

Operating costs and expenses:
  Property operating                               $292,800     51.5   $266,000      46.5  $ 253,500     38.3   $246,000     33.4
  Interest                                          102,100     18.0    104,600      18.3    103,100     15.6    112,000     15.2
  Depreciation and amortization                     106,800     18.8    108,100      18.9    114,000     17.2     99,800     13.6
  General and administrative:                                                                                                  -
    Related parties                                  50,800      8.9     46,600       8.2     24,400      3.7     20,600      2.8
    Other                                            39,100      6.9     37,100       6.5     68,100     10.3     92,400     12.6
                                                   -------- --------   --------   -------  ---------  -------   --------  -------
        Total operating costs and expenses         $591,600    104.2   $562,400      98.4  $ 563,100     85.1   $570,800     77.5

EBT                                                $(23,600)    (4.2)  $  9,200       1.6  $  98,300     14.9   $165,400     22.5

----------------------------------------------------------------------------------------------------------------------------------
EBT                                                $(23,600)    (4.2)% $  9,200       1.6% $  98,300     14.9%  $165,400     22.5%
  Add: depreciation and amortization from           119,550     21.0    138,714      24.3    143,241     21.7    145,096     19.7
    joint ventures and limited partnerships
  Add: interest expense from joint ventures         185,979     32.7    206,034      36.0    211,940     32.0    201,413     27.4
    and limited partnerships
  Add: depreciation and amortization expense        106,800     18.8    108,100      18.9    114,000     17.2     99,800     13.6
  Add: interest expense                             102,100     18.0    104,600      18.3    103,100     15.6    112,000     15.2
----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                             $490,829     86.4   $566,648      99.1  $ 670,581    101.4   $723,709     98.3
----------------------------------------------------------------------------------------------------------------------------------
  Less: interest expense                            102,100     18.0    104,600      18.3    103,100     15.6    112,000     15.2
  Less: interest expense from joint ventures        185,979     32.7    206,034      36.0    211,940     32.0    201,413     27.4
    and limited partnerships
----------------------------------------------------------------------------------------------------------------------------------
Funds from Operations (FFO)                        $202,750     35.7%  $256,014      44.8  $ 355,541     53.8%  $410,296     55.7%
==================================================================================================================================

                                                     ---------------------
                                                            June 30,
                                                     ---------------------
                                                        TTM%     % of Total
                                                      30-Jun-00    Revenue
                                                     ----------- ---------
Revenues:
  Rent and utilities                                   $ 562,700      77.7%
  Equity in earnings (losses) of joint ventures          132,400      18.3
     and limited partnerships
  Interest                                                22,800       3.1
  Other                                                    6,300       0.9
                                                       ---------     -----
        Total revenues                                 $ 724,200     100.0

Operating costs and expenses:
  Property operating                                   $ 268,200      37.0
  Interest                                               118,200      16.3
  Depreciation and amortization                          104,100      14.4
  General and administrative:                                           -
    Related parties                                       27,100       3.7
    Other                                                 97,500      13.5
                                                       ---------     -----
        Total operating costs and expenses             $ 615,100      84.9

EBT                                                    $ 109,100      15.1

---------------------------------------------------------------------------
EBT                                                    $ 109,100      15.1%
  Add: depreciation and amortization from                145,582      20.1
    joint ventures and limited partnerships
  Add: interest expense from joint ventures              198,929      27.5
    and limited partnerships
  Add: depreciation and amortization expense             104,100      14.4
  Add: interest expense                                  118,200      16.3
---------------------------------------------------------------------------
EBITDA                                                 $ 675,911      93.3
---------------------------------------------------------------------------
  Less: interest expense                                 118,200      16.3
  Less: interest expense from joint ventures             198,929      27.5
    and limited partnerships
---------------------------------------------------------------------------
Funds from Operations (FFO)                            $ 358,782      49.5%
===========================================================================

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000

Windsor Park Properties Historical & Projected Financial Statements
===================================================
  Projected Income Statements - WPP 5

                                                   --------------------------------------------------------------------------------
                                                                             For the Years Ending December 31,
                                                   --------------------------------------------------------------------------------

                                                            % of Total          % of Total          % of Total          % of Total
                                                     2000P    Revenue    2001P    Revenue    2002P    Revenue    2003P    Revenue
                                                   -------- ---------- -------- ---------- -------- ---------- -------- -----------
Revenues:
  Rent and utilities                               $561,247      72.2% $578,084      70.8% $595,427      69.4% $613,290      68.1%
  Equity in earnings (losses) of joint ventures
    and limited partnerships                        179,554      23.1   200,316      24.5   223,273      26.0   246,112      27.3
  Interest                                           19,776       2.5    20,369       2.5    20,980       2.4    21,610       2.4
  Other                                              17,304       2.2    17,823       2.2    18,358       2.1    18,909       2.1
                                                   --------   -------  --------   -------  --------   -------  --------   -------
        Total revenues                             $777,881     100.0  $816,592     100.0  $858,038     100.0  $899,921     100.0

Operating costs and expenses:
  Property operating                               $253,380      32.6  $260,981      32.0  $268,811      31.3  $276,875      30.8
  Interest                                           96,556      12.4    93,417      11.4    90,380      10.5    87,443       9.7
  Depreciation and amortization                     110,022      14.1   111,122      13.6   112,233      13.1   113,355      12.6
  General and administrative:
    Related parties                                  21,630       2.8    22,712       2.8    23,847       2.8    25,039       2.8
    Other                                            97,020      12.5   101,871      12.5   106,965      12.5   112,313      12.5
                                                   --------   -------  --------   -------  --------   -------  --------   -------
        Total operating costs and expenses         $578,608      74.4  $590,103      72.3  $602,236      70.2  $615,025      68.3

EBT (before extraordinary items)                   $199,273      25.6  $226,489      27.7  $255,802      29.8  $284,896      31.7

EBT                                                $199,273     205.4  $226,489      27.7  $255,802      29.8  $284,896      31.7

Capital expenditures                               $ 54,243       7.0  $ 55,823       6.8  $ 57,403       6.7  $ 58,983       6.6

----------------------------------------------------------------------------------------------------------------------------------
EBT                                                $199,273      25.6% $226,489      27.7% $255,802      29.8% $284,896      31.7%
  Add: depreciation and amortization from joint
    ventures and limited partnerships               147,038      18.9   164,748      20.2   170,250      19.8   175,978      19.6
  Add: interest expense from joint ventures
    and limited partnerships                        191,477      24.6    92,313      11.3    86,648      10.1    81,488       9.1
  Add: depreciation and amortization expense        110,022      14.1   111,122      13.6   112,233      13.1   113,355      12.6
  Add: interest expense                              96,556      12.4    93,417      11.4    90,380      10.5    87,443       9.7
----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                             $744,366      95.7  $688,088      84.3  $715,313      83.4  $743,160      82.6
----------------------------------------------------------------------------------------------------------------------------------
  Less: interest expense                             96,556      12.4    93,417      11.4    90,380      10.5    87,443       9.7
  Less: interest expense from joint ventures
    and limited partnerships                        191,477      24.6    92,313      11.3    86,648      10.1    81,488       9.1
----------------------------------------------------------------------------------------------------------------------------------
Funds from Operations (FFO)                        $456,333      58.7% $502,359      61.5% $538,285      62.7% $574,229      63.8%
==================================================================================================================================

                                                   --------------------
                                                             % of Total
                                                     2004P     Revenue
                                                   --------  ----------
Revenues:
  Rent and utilities                               $631,688      67.0%
  Equity in earnings (losses) of joint ventures     268,876      28.5
    and limited partnerships
  Interest                                           22,258       2.4
  Other                                              19,476       2.1
                                                   --------    ------
        Total revenues                             $942,298     100.0

Operating costs and expenses:
  Property operating                               $285,181      30.3
  Interest                                           84,600       9.0
  Depreciation and amortization                     114,489      12.1
  General and administrative:
    Related parties                                  26,291       2.8
    Other                                           117,928      12.5
                                                   --------    ------
        Total operating costs and expenses         $628,489      66.7

EBT (before extraordinary items)                   $313,809      33.3

EBT                                                $313,809      33.3

Capital expenditures                               $ 60,562       6.4

----------------------------------------------------------------------
EBT                                                $313,809      33.3%
  Add: depreciation and amortization from joint     181,941      19.3
    ventures and limited partnerships
  Add: interest expense from joint ventures          76,789       8.1
    and limited partnerships
  Add: depreciation and amortization expense        114,489      12.1
  Add: interest expense                              84,600       9.0
----------------------------------------------------------------------
EBITDA                                             $771,628      81.9
----------------------------------------------------------------------
  Less: interest expense                             84,600       9.0
  Less: interest expense from joint ventures         76,789       8.1
    and limited partnerships
----------------------------------------------------------------------
Funds from Operations (FFO)                        $610,239      64.8%
======================================================================

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000

Windsor Park Properties Historical & Projected Financial Statements
===================================================================
  Historical Balance Sheets - WPP 5

                                                                  December 31,
                                                       ------------------------------------
                                                         1997          1998        1999
                                                       ----------   ----------   ----------
Assets:
    Property held for investment                       $2,643,900   $2,604,300   $2,524,600
    Investments in joint ventures                       2,324,500    2,162,800    2,052,500
    Cash and cash equivalents                             376,900      482,700      543,200
    Deferred financing costs, net                          42,800       33,800       24,700
    Other assets                                           29,000       21,400      106,700
                                                       ----------   ----------   ----------
           Total assets                                $5,417,100   $5,305,000   $5,251,700
                                                       ==========   ==========   ==========
Liabilities and Partners' Equity
    Liabilities:

       Mortgage notes payable                          $1,097,000   $1,097,000   $1,097,000
       Accounts payable                                     4,900          900         --
       Accrued expenses                                    19,400       71,200       66,900
       Tenant deposits and other liabilities               34,900       28,600       33,100
       Due to General Partner and affiliates               21,000        7,100       39,500
                                                       ----------   ----------   ----------
           Total liabilities                           $1,177,200   $1,204,800   $1,236,500

Partners' equity:
       Limited partners                                $4,218,000   $4,079,300   $3,994,600
       General partners                                    21,900       20,900       20,600
                                                       ----------   ----------   ----------
           Total partners' equity                      $4,239,900   $4,100,200   $4,015,200

           Total liabilities and partners' equity      $5,417,100   $5,305,000   $5,251,700
                                                       ==========   ==========   ==========

Notes:

Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

   [LOGO of LEGG MASON] Investment                       Windsor Park Properties
                        Banking

                                                                 August 29, 2000

                      Windsor Park Properties 5 Analysis







  [LOGO of LEGG MASON] Investment                        Windsor Park Properties
                       Banking

                                                                 August 29, 2000

Windsor Park Properties 5 Analysis
==============================================================
  Comparable Trading Multiples Analysis - Methodology Utilized

     . Calculate trading multiples of 2000 and 2001 Funds from Operations ("FFO") and Trailing Twelve Months ("TTM") EBITDA for comparable publicly traded REITs (comparable companies include CPJ, MHC, SUI, UMH and ANL).

     . Add 50.0% of G&A expense as a synergy in respective year, assuming sale of WPP 5 to a REIT.

     . Adjust the calculated trading multiples by 20.0% to arrive at Legg Mason's selected multiples.

     . Per unit valuation calculated by applying the selected multiples to the WPP 5 forecasted FFO for 2000 and 2001 and TTM EBITDA, subtracting the 1.0% General Partner share and then dividing by the number of Limited Partner units outstanding./(1)/

     . Total Limited Partner value calculated by applying the selected multiples to the WPP 5's forecasted FFO for 2000 and 2001 and TTM EBITDA and subtracting the 1.0% General Partner share.

Notes:

(1) 230,861 LP units outstanding.



 [LOGO of LEGG MASON] Investment                         Windsor Park Properties
                      Banking

                                                                 August 29, 2000

Windsor Park Properties 5 Analysis
=================================================================
   Comparable Trading Multiples Analysis


Comparable Trading Multiples Analysis - 2000 WPP 5 FFO/(1)/

                            Add:          Interest       Selected         Transaction      Net Other         Total
             2000 FFO  + Synergies/(2)/ - Income/(3)/ x  Multiple/(4)/ -   Expenses/(5)/ +  Assets/(1)/ = Equity Value -
            ----------   --------------   -----------    -------------    --------------   ------------   ------------
High          456,333        59,325         19,776            8.3             298,337         351,300       4,160,484
----------------------------------------------------------------------------------------------------------------------
Mean        $ 456,333      $ 59,325       $ 19,776            7.6           $ 283,953       $ 351,300     $ 3,815,266
----------------------------------------------------------------------------------------------------------------------
Low           456,333        59,325         19,776            6.1             254,327         351,300       3,104,257

               Less:               LP Units           Per LP Unit
            1% GP share/(6)/  /  Outstanding/(7)/  =     Value
            ----------------     ----------------     -----------
High             41,605              230,861              17.84
-----------------------------------------------------------------
Mean           $ 38,153              230,861            $ 16.36
-----------------------------------------------------------------
Low              31,043              230,861              13.31

Comparable Trading Multiples Analysis - 2001 WPP 5 FFO/(1)/

                            Add:          Interest       Selected         Transaction      Net Other         Total
             2001 FFO  + Synergies/(2)/ - Income/(3)/ x  Multiple/(4)/ -   Expenses/(5)/ +  Assets/(1)/ = Equity Value -
            ----------   --------------   -----------    -------------    --------------   ------------   ------------
High          502,359        62,292         20,369            7.6             300,117         351,300       4,203,210
---------------------------------------------------------------------------------------------------------------------
Mean        $ 502,359      $ 62,292       $ 20,369            7.0           $ 285,361       $ 351,300     $ 3,849,053
---------------------------------------------------------------------------------------------------------------------
Low           502,359        62,292         20,369            5.5             254,418         351,300       3,106,437

               Less:               LP Units           Per LP Unit
            1% GP share/(6)/  /  Outstanding/(7)/  =     Value
            ----------------     ----------------     -----------
High             42,032              230,861              18.02
-----------------------------------------------------------------
Mean           $ 38,491              230,861            $ 16.51
-----------------------------------------------------------------
Low              31,064              230,861              13.32

Comparable Trading Multiples Analysis - WPP 5 TTM EBITDA/(1)/

                          Add:          Interest       Selected        Transaction         Debt        Net Other         Total
          TTM EBITDA + Synergies/(2)/ - Income/(3)/ x  Multiple/(4)/ -  Expenses/(5)/ - Outstanding  +  Assets/(1)/ = Equity Value
          ----------   --------------   -----------    -------------   --------------   ------------   ------------   ------------
High        675,911        62,300          22,800          8.1            231,680          3,350,900       351,300       2,560,724
----------------------------------------------------------------------------------------------------------------------------------
Mean      $ 675,911      $ 62,300        $ 22,800          7.3            208,918        $ 3,350,900     $ 351,300     $ 2,014,440
----------------------------------------------------------------------------------------------------------------------------------
Low         675,911        62,300          22,800          6.6            188,623          3,350,900       351,300       1,527,357

               Less:               LP Units           Per LP Unit
          - 1% GP share/(6)/  /  Outstanding/(7)/  =     Value
            ----------------     ----------------     -----------
High             25,607              230,861              10.98
-----------------------------------------------------------------
Mean           $ 20,144              230,861            $  8.64
-----------------------------------------------------------------
Low              15,274              230,861               6.55

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg
Financial Markets and First Call analysts' estimates.
(1) Derived from financial projections provided by the Managing General Partner. Comparable Companies include CPJ, MHC, SUI, UMH and ANL.
(2) Added 50.0% G&A expense as a synergy assuming sale of partnership to a REIT.
(3) Interest income deducted due to cash distribution to the Limited Partners upon completion of the transaction.
(4) Selected multiples calculated on pages 30 & 31 in Addendum Section titled "Comparable Company Trading Analysis".
(5) Transaction expenses calculated as 4.0% of equity value plus debt outstanding in 2000 & 2001 FFO analyses and as 4.0% of equity value in TTM EBITDA analysis.
(6) Less 1.0% in General Partner share, provided for by the Agreement of Limited Partnership and confirmed by the Managing General Partner.
(7) Assumes 230,861 LP units outstanding.

[LOGO OF LEGG MASON] Investment
                     Banking                             Windsor Park Properties

                                                                 August 29, 2000

Windsor Park Properties 5 Analysis
================================================================
   Discounted Cash Flow Analysis - Methodology Utilized

          . Discount projected annual aggregate free cash flow available to all equity interests to the present (January 1, 2000) at discount rates of 14.6% to 19.2%, which represents Legg Mason's estimate of the cost of equity. This discount rate was calculated by dividing 1 by the comparable trailing twelve trading month multiples (discounted 20.0%) plus the growth rate of WPP 5.

          . Calculate the aggregate terminal value in year 2004 available to all equity interests by applying discounted terminal trading multiples of 6.2x to 8.7x to projected year 2004 FFO.

          . Discount the aggregate terminal value to the present (January 1, 2000) at discount rates of 14.6% to 19.2%.

          . Add the present value of pro-rata cash flow and the present value of pro-rata terminal value to arrive at the total equity value available to present (January 1, 2000) equity interests.

          . Subtract the 1.0% General Partner share and divide the remaining equity value available by the Limited Partner units outstanding (230,861) to arrive at the estimated value per Limited Partner unit of WPP 5.

[LOGO OF LEGG MASON] Investment
                     Banking                             Windsor Park Properties

                                                                 August 29, 2000

Windsor Park Properties 5 Analysis
================================================================
  Discounted Cash Flow Analysis

      ------------------------------------------------------------------------------------------------
                                         Year 1      Year 2        Year 3      Year 4        Year 5
                                          2000/(1)/   2001/(1)/    2002/(1)/    2003/(1)/    2004/(1)/
                                         ----------   ---------    ---------    ---------    ---------
      EBITDA                              $744,366     $688,088     $715,313     $743,160     $771,628
      Less: interest expense               288,033      185,730      177,028      168,931      161,389
      Less: principal amortization               -            -            -            -            -
      Less: CAPEX                           54,243       55,823       57,403       58,983       60,562

      ------------------------------------------------------------------------------------------------
      Equity Free Cash Flow               $402,090     $446,536     $480,882     $515,246     $549,677
      ------------------------------------------------------------------------------------------------
      Add: CAPEX                            54,243       55,823       57,403       58,983       60,562
      Add: principal amortization                -            -            -            -            -
      Add: 50% G&A expense                  59,325       62,292       65,406       68,676       72,110
      ------------------------------------------------------------------------------------------------
      FFO                                 $515,658     $564,650     $603,691     $642,905     $682,348
      ------------------------------------------------------------------------------------------------

      Shares issued June 30, 2000          230,861      230,861      230,861      230,861      230,861

      ------------------------------------------------------------------------------------------------

               Terminal                      Less:                       Equity
     2004      Pre-Tax       Terminal       Selling        Net Other    Terminal     Discount
     FFO       Value/(2)/     Value        Expenses/(3)/    Assets       Value        Rate/(4)/
  ---------    ----------   -----------    -------------   ---------    -----------  ----------
  $ 682,348       8.7       $ 5,905,526      $ 277,693     $ 351,300    $ 5,276,534     14.6%
  $ 682,348       7.7       $ 5,246,999      $ 257,937     $ 351,300    $ 4,637,762     14.6%
  $ 682,348       6.2       $ 4,219,786      $ 227,121     $ 351,300    $ 3,641,365     14.6%

  $ 682,348       8.7       $ 5,905,526      $ 277,693     $ 351,300    $ 5,276,534     16.0%
  $ 682,348       7.7       $ 5,246,999      $ 257,937     $ 351,300    $ 4,637,762     16.0%
  $ 682,348       6.2       $ 4,219,786      $ 227,121     $ 351,300    $ 3,641,365     16.0%

  $ 682,348       8.7       $ 5,905,526      $ 277,693     $ 351,300    $ 5,276,534     19.2%
  $ 682,348       7.7       $ 5,246,999      $ 257,937     $ 351,300    $ 4,637,762     19.2%
  $ 682,348       6.2       $ 4,219,786      $ 227,121     $ 351,300    $ 3,641,365     19.2%

               Present Value of:
  ----------------------------------------
     Cash          Terminal      Equity         Less:      LP Units       Equity Value /
     Flows    +     Value    =    Value      1% GP share  Outstanding  =    LP Unit
  -----------    -----------   -----------   -----------  -----------     --------------
  $ 1,700,729    $ 2,674,790   $ 4,375,519    $ 43,755      230,861          $ 18.76
  $ 1,700,729    $ 2,350,983   $ 4,051,712    $ 40,517      230,861          $ 17.37
  $ 1,700,729    $ 1,845,888   $ 3,546,617    $ 35,466      230,861          $ 15.21

  $ 1,650,759    $ 2,511,734   $ 4,162,493    $ 41,625      230,861          $ 17.85
  $ 1,650,759    $ 2,207,666   $ 3,858,425    $ 38,584      230,861          $ 16.55
  $ 1,650,759    $ 1,733,362   $ 3,384,121    $ 33,841      230,861          $ 14.51

  $ 1,550,310    $ 2,195,382   $ 3,745,692    $ 37,457      230,861          $ 16.06
  $ 1,550,310    $ 1,929,611   $ 3,479,921    $ 34,799      230,861          $ 14.92
  $ 1,550,310    $ 1,515,046   $ 3,065,355    $ 30,654      230,861          $ 13.15

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.
(1) Derived from financial projections provided by the Managing General Partner. Comparable Companies include CPJ, MHC, SUI, UMH and ANL.
(2) Selected multiples calculated on pages 30 & 31 in Addendum Section titled "Comparable Company Trading Analysis".
(3) Transaction expenses calculated as 5.0% of terminal equity value plus debt outstanding.
(4) Discount rate calculated as 1 divided by terminal multiple plus the growth rate.

[LOGO OF LEGG MASON] Investment                        Windsor Park Properties
                     Banking

                                                                 August 29, 2000

Windsor Park Properties 5 Analysis
================================================================
   Liquidation Analysis - Methodology Utilized

          . Applied a 10.0% discount to the appraisal values of the five properties in which WPP 5 holds a minority interest. Subtracted debt outstanding and transaction expenses from the discounted appraisal values for each property. Appraisal values were determined and provided by Whitcomb Real Estate, Inc.

          . Subtracted the 1.0% General Partner share from the net equity value to arrive at the total Limited Partner value.

          . Divided remaining equity value by the number of Limited Partner units outstanding (230,861 units) to arrive at a per Limited Partner unit value.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000

Windsor Park Properties 5 Analysis
================================================================
   Liquidation Analysis

                       Percent     Appraised       Less:            Debt             Equity     Transaction         Net
    Property          Ownership     Value/(1)/   Discount/(3)/  Outstanding/(2)/      Value      Expenses/(4)/  Other Assets/(2)/
--------------------  ---------    ----------    -------------  ----------------   ----------    -------------  -----------------
Lakeside                100.0%     $1,660,000             --      $       --       $1,660,000     $       --       $       --
Plantation              100.0       1,900,000             --       1,097,000          803,000             --               --
T&C Estates              42.0       2,562,000        256,200         651,000        1,654,800             --               --
Rancho Margate           26.0       1,664,000        166,400         928,800          568,800             --               --
Apache East               9.0         193,800         19,380          97,000           77,420             --               --
Denali Park Estates       9.0         337,200         33,720         168,800          134,680             --               --
Winter Haven             26.0       1,092,000        109,200         408,300          574,500             --               --
                      -------      ----------     ----------      ----------       ----------     ----------       ----------
Total                      --      $9,409,000     $  584,900      $3,350,900       $5,473,200     $  441,205       $  351,300

                         Net Equity       Less:        LP Units        Per LP Unit
      Property             Value      1% GP Share   Outstanding/(2)/      Value
-----------------------  ----------   -----------   ----------------    ---------
Lakeside                 $       --   $       --             --         $      --
Plantation                       --           --             --                --
T&C Estates                      --           --             --                --
Rancho Margate                   --           --             --                --
Apache East                      --           --             --                --
Denali Park Estates              --           --             --                --
Winter Haven                     --           --             --                --
                         ----------   ----------      ---------         ---------
Total                    $5,383,295   $   53,833        230,861         $   23.09

Notes:

Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.
(1) Appraisal values provided by Whitcomb Real Estate, Inc.
(2) Amount of debt outstanding and net other assets provided by the Managing General Partner. Assumes 152,068 LP Units outstanding.
(3) Applied a 10.0% discount to the two properties in which WPP 7 holds a minority interest and applied a 5.0% discount to the three properties in which WPP 7 holds a majority interest.
(4) Calculated as 5.0% of discounted appraisal value. Does not include general & administrative expenses of the Partnership during the liquidation period, liquidation costs associated with a prolonged marketing period or the time value of the proceeds from the sale of the properties.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

               Windsor Park Properties 7 Historical & Projected
               Financial Statements


[LOGO OF LEGG MASON] Investment
                     Banking                             Windsor Park Properties

                                                                 August 29, 2000

Windsor Park Properties Historical & Projected Financial Statements
====================================================
     Historical Income Statements - WPP 7

                                                ------------------------------------------------------------------------------------
                                                                               For the Years Ended December 31,
                                                ------------------------------------------------------------------------------------
                                                            % of Total             % of Total               % of Total
                                                    1996      Revenue       1997     Revenue       1998       Revenue       1999
                                                ----------  ----------  ---------- ----------- -----------  -----------  -----------
Revenues:
  Rent and utilities                             2,358,200     86.4%    $2,475,500     91.5%   $2,611,500       93.3%    $2,759,800
  Equity in earnings (losses) of joint ventures    264,400      9.7        156,300      5.8       145,300        5.2        182,800
    and limited partnerships
  Interest                                          81,700      3.0         40,400      1.5        14,300        0.5          4,000
  Other                                             23,700      0.9         32,300      1.2        29,400        1.0         28,900
                                                ----------    -----     ----------    -----    ----------      -----     ----------
       Total revenues                           $2,728,000    100.0     $2,704,500    100.0    $2,800,500      100.0     $2,975,500

Operating costs and expenses:
  Property operating                            $1,024,100     37.5     $1,105,600     40.9    $1,111,000       39.7     $1,170,800
  Interest                                         658,800     24.1        693,700     25.6       661,800       23.6        647,600
  Depreciation and amortization                    582,100     21.3        601,000     22.2       610,000       21.8        617,900
  General and administrative:
    Related parties                                 73,700      2.7         70,000      2.6        42,900        1.5         26,200
    Other                                           35,900      1.3         36,400      1.3        65,300        2.3         91,900
                                                ----------    -----     ----------    -----    ----------      -----     ----------
       Total operating costs and expenses       $2,374,600     87.0     $2,506,700     92.7    $2,491,000       88.9     $2,554,400

EBT                                             $  353,400     13.0     $  197,800      7.3    $  309,500       11.1     $  421,100
------------------------------------------------------------------------------------------------------------------------------------
EBT                                             $  353,400     13.0%    $  197,800      7.3%   $  309,500       11.1%    $  421,100
  Add: depreciation and amortization from joint    329,555     12.1        382,246     14.1       408,419       14.6        412,131
    ventures and limited partnerships
  Add: interest expense from joint ventures        615,852     22.6        685,075     25.3       697,773       24.9        669,732
    and limited partnerships
  Add: depreciation and amortization expense       582,100     21.3        601,000     22.2       610,000       21.8        617,900
  Add: interest expense                            658,800     24.1        693,700     25.6       661,800       23.6        647,600
------------------------------------------------------------------------------------------------------------------------------------
EBITDA                                          $2,539,707     93.1     $2,559,821     94.7    $2,687,492       96.0     $2,768,463
------------------------------------------------------------------------------------------------------------------------------------
  Less: interest expense                           658,800     24.1        693,700     25.6       661,800       23.6        647,600
  Less: interest expense from joint ventures       615,852     22.6        685,075     25.3       697,773       24.9        669,732
    and limited partnerships
------------------------------------------------------------------------------------------------------------------------------------
Funds from Operations (FFO)                     $1,265,055     46.4%    $1,181,046     43.7%   $1,327,919       47.4%    $1,451,131
====================================================================================================================================

                                                 ----------------------------------        ----------------------------------
                                                 For the Years Ended December 31                        June 30,
                                                 ----------------------------------        ----------------------------------
                                                        % of Total                             TTM                % of Total
                                                          Revenue                           30-Jun-00               Revenue
                                                        -----------                        -----------            -----------
Revenues:
  Rent and utilities                                       92.8%                           $2,817,600                  93.0%
  Equity in earnings (losses) of joint ventures             6.1                               174,800                   5.8
    and limited partnerships
  Interest                                                  0.1                                 7,300                   0.2
  Other                                                     1.0                                30,400                   1.0
                                                          -----                            ----------                 -----
       Total revenues                                     100.0                            $3,030,100                 100.0

Operating costs and expenses:
  Property operating                                       39.3                            $1,237,500                  40.8
  Interest                                                 21.8                               680,000                  22.4
  Depreciation and amortization                            20.8                               614,800                  20.3
  General and administrative:
    Related parties                                         0.9                                27,100                   0.9
    Other                                                   3.1                               135,400                   4.5
                                                          -----                            ----------                 -----
       Total operating costs and expenses                  85.8                            $2,694,800                  88.9

EBT                                                        14.2                            $  335,300                  11.1
---------------------------------------------------------------------------------------------------------------------------
EBT                                                        14.2%                           $  335,300                  11.1%
  Add: depreciation and amortization from joint            13.9                               413,125                  13.6
    ventures and limited partnerships
  Add: interest expense from joint ventures                22.5                               663,067                  21.9
    and limited partnerships
  Add: depreciation and amortization expense               20.8                               614,800                  20.3
  Add: interest expense                                    21.8                               680,000                  22.4
------------------------------------------------      ---------                            --------------------------------
EBITDA                                                     93.0                            $2,706,292                  89.3
------------------------------------------------      ---------                            --------------------------------
  Less: interest expense                                   21.8                               680,000                  22.4
  Less: interest expense from joint ventures               22.5                               663,067                  21.9
    and limited partnerships
------------------------------------------------      ---------                            --------------------------------
Funds from Operations (FFO)                                48.8%                           $1,363,225                  45.0%
================================================      =========                            ================================

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

[LOGO OF LEGG MASON]Investment
                    Banking                              Windsor Park Properties

                                                                 August 29, 2000

Windsor Park Properties Historical & Projected Financial Statements
====================================================
     Projected Income Statements - WPP 7

                                                ------------------------------------------------------------------------------
                                                                          For the Years Ending December 31,
                                                ------------------------------------------------------------------------------
                                                             % of Total            % of Total            % of Total
                                                   2000P       Revenue     2001P     Revenue     2002P     Revenue     2003P
                                                ----------   ---------- ---------- ---------- ---------- ---------- ----------
Revenues:
  Rent and utilities                            $2,842,594      92.7%   $2,927,872    91.4%   $3,015,708    90.0%   $3,106,179
  Equity in earnings (losses) of joint ventures    188,834       6.2       241,243     7.5       300,045     9.0       358,531
    and limited partnerships
  Interest                                           4,080       0.1         4,202     0.1         4,328     0.1         4,458
  Other                                             29,478       1.0        30,362     0.9        31,273     0.9        32,211
                                                ----------     -----    ----------   -----    ----------   -----    ----------
Total revenues                                  $3,064,986     100.0    $3,203,679   100.0    $3,351,354   100.0    $3,501,379

Operating costs and expenses:
  Property operating                            $1,205,924      39.3    $1,242,102    38.8    $1,279,365    38.2    $1,317,746
  Interest                                         633,692      20.7       620,082    19.4       620,082    18.5       620,082
  Depreciation and amortization                    625,887      20.4       633,977    19.8       642,172    19.2       650,473
  General and administrative:
    Related parties                                 27,510       0.9        37,118     1.2        38,974     1.2        40,922
    Other                                           96,495       3.1        82,636     2.6        86,768     2.6        91,107
                                                ----------     -----    ----------   -----    ----------   -----    ----------
       Total operating costs and expenses       $2,589,508      84.5    $2,615,915    81.7    $2,667,361    79.6    $2,720,330

EBT (before extraordinary items)                $  475,478      15.5    $  587,764    18.3    $  683,993    20.4    $  781,049

EBT                                             $  475,478      15.5    $  587,764    18.3    $  683,993    20.4    $  781,049

Capital expenditures                            $  167,047       5.5    $  171,913     5.4    $  176,778     5.3    $  181,644
--------------------------------------------------------------------------------------------------------------------------------
EBT                                             $  475,478      15.5%   $  587,764    18.3%   $  683,993    20.4%   $  781,049
  Add: depreciation and amortization from joint    416,105      13.6       414,857    12.9       427,834    12.8       441,418
    ventures and limited partnerships
  Add: interest expense from joint ventures        643,071      21.0       560,974    17.5       554,275    16.5       547,664
    and limited partnerships
  Add: depreciation and amortization expense       625,887      20.4       633,977    19.8       642,172    19.2       650,473
  Add: interest expense                            633,692      20.7       620,082    19.4       620,082    18.5       620,082
--------------------------------------------------------------------------------------------------------------------------------
EBITDA                                          $2,794,233      91.2    $2,817,654    88.0    $2,928,356    87.4    $3,040,685
--------------------------------------------------------------------------------------------------------------------------------
  Less: interest expense                           633,692      20.7       620,082    19.4       620,082    18.5       620,082
  Less: interest expense from joint ventures       643,071      21.0       560,974    17.5       554,275    16.5       547,664
    and limited partnerships
--------------------------------------------------------------------------------------------------------------------------------
Funds from Operations (FFO)                     $1,517,470      49.5%   $1,636,598    51.1%   $1,753,999    52.3%   $1,872,940
================================================================================================================================


                                                        % of Total                    % of Total
                                                          Revenue           2004P       Revenue
                                                        -----------      ----------   -----------
Revenues:
  Rent and utilities                                        88.7%         $3,199,365      86.0%
  Equity in earnings (losses) of joint ventures             10.2             482,334      13.0
    and limited partnerships
  Interest                                                   0.1               4,592       0.1
  Other                                                      0.9              33,178       0.9
                                                           -----          ----------     -----
Total revenues                                             100.0          $3,719,469     100.0

Operating costs and expenses:
  Property operating                                        37.6          $1,357,278      36.5
  Interest                                                  17.7             620,082      16.7
  Depreciation and amortization                             18.6             658,881      17.7
  General and administrative:
    Related parties                                          1.2              42,968       1.2
    Other                                                    2.6              95,662       2.6
                                                           -----          ----------     -----
       Total operating costs and expenses                   77.7          $2,774,871      74.6

EBT (before extraordinary items)                            22.3          $  944,598      25.4

EBT                                                         22.3          $  944,598      25.4

Capital expenditures                                         5.2          $  186,509       5.0
-------------------------------------------------------   ------------------------------------
EBT                                                         22.3%         $  944,598      25.4%
  Add: depreciation and amortization from joint             12.6             455,636      12.3
    ventures and limited partnerships
  Add: interest expense from joint ventures                 15.6             541,139      14.5
    and limited partnerships
  Add: depreciation and amortization expense                18.6             658,881      17.7
  Add: interest expense                                     17.7             620,082      16.7
-------------------------------------------------------  -------------------------------------
EBITDA                                                      86.8          $3,220,337      86.6
-------------------------------------------------------  -------------------------------------
  Less: interest expense                                    17.7             620,082      16.7
  Less: interest expense from joint ventures                15.6             541,139      14.5
    and limited partnerships
-------------------------------------------------------  --------------------------------------
Funds from Operations (FFO)                                 53.5%         $2,059,115      55.4%
=======================================================  ======================================

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

[LOGO OF LEGG MASON]Investment
                    Banking                              Windsor Park Properties

                                                                 August 29, 2000
Windsor Park Properties Historical & Projected Financial Statements
===================================================================
 Historical Balance Sheets - WPP 7

                                    --------------------------------------------
                                                   December 31,
                                    --------------------------------------------
                                        1997            1998           1999
                                    ------------    ------------   ------------
Assets:
   Property held for investment     $ 11,259,400    $ 10,807,400   $ 10,396,000
   Investments in joint ventures       5,203,800       4,756,300      4,347,300
   Cash and cash equivalents             478,700         183,600        195,200
   Deferred financing costs, net         196,000         153,500        111,100
   Other assets                           59,200          42,800        130,800
                                    ------------    ------------   ------------
           Total assets             $ 17,197,100    $ 15,943,600   $ 15,180,400
                                    ============    ============   ============

Liabilities and Partners' Equity
   Liabilities:
       Mortgage notes payable       $  7,420,000    $  7,220,000   $  7,220,000
       Accounts payable                   24,700           1,600             --
       Accrued expenses                   60,000         221,400        226,800
       Tenant deposits and other
        liabilities                      115,200          46,300        111,300
       Due to General Partner
        and affiliates                    98,700          27,800         45,100
                                    ------------    ------------   ------------
           Total liabilities        $  7,718,600    $  7,517,100   $  7,603,200

   Partners' equity:
       Limited partners             $  9,518,700    $  8,475,500   $  7,633,900
       General partners                  (40,200)        (49,000)       (56,700)
                                    ------------    ------------   ------------
           Total partners' equity   $  9,478,500    $  8,426,500   $  7,577,200
           Total liabilities and
            partners' equity        $ 17,197,100    $ 15,943,600   $ 15,180,400
                                    ============    ============   ============

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000




Windsor Park Properties 7 Analysis


[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000
Windsor Park Properties 7 Analysis
=============================================================
 Comparable Trading Multiples Analysis - Methodology Utilized

     . Calculate trading multiples of 2000 and 2001 Funds from Operations ("FFO") and Trailing Twelve Months ("TTM") EBITDA for comparable publicly traded REITs (comparable companies include CPJ, MHC, SUI, UMH and ANL).

     . Add 50.0% of G&A expense as a synergy in respective year, assuming sale of WPP 7 to a REIT.

     . Adjust the calculated trading multiples by 20.0% to arrive at Legg Mason's selected multiples.

     . Per unit valuation calculated by applying the selected multiples to the WPP 7 forecasted FFO for 2000 and 2001 and TTM EBITDA, subtracting the 1.0% General Partner share and then dividing by the number of Limited Partner units outstanding./(1)/

     . Total Limited Partner value calculated by applying the selected multiples to the WPP 7's forecasted FFO for 2000 and 2001 and TTM EBITDA and subtracting the 1.0% General Partner share.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000
Windsor Park Properties 7 Analysis
======================================
 Comparable Trading Multiples Analysis

Comparable Trading Multiples Analysis - 2000 WPP 7 FFO/(1)/

-----------------------------------------------------------------------------------------------------------------------
                            Add:           Interest       Selected        Transaction       Net Other        Total
          2000 FFO/(1)/ + Synergies/(2)/ - Income/(3)/ x Multiple/(4)/ -  Expenses/(5)/  + Assets/(1)/ =  Equity Value
          -------------   -------------    -----------   ------------     ------------     -----------    -------------
High        1,517,470       62,003            4,080          8.3            1,115,164        (373,000)      11,561,225
-----------------------------------------------------------------------------------------------------------------------
Mean      $ 1,517,470     $ 62,003          $ 4,080          7.6          $ 1,069,466      $ (373,000)    $ 10,464,485
-----------------------------------------------------------------------------------------------------------------------
Low         1,517,470       62,003            4,080          6.1              975,348        (373,000)       8,205,645

Comparable Trading Multiples Analysis - 2001 WPP 7 FFO/(1)/


                            Add:           Interest       Selected        Transaction       Net Other        Total
          2000 FFO/(1)/ + Synergies/(2)/ - Income/(3)/ x Multiple/(4)/ -  Expenses/(5)/  + Assets/(1)/ =  Equity Value
          -------------   -------------    -----------   ------------     ------------     -----------    -------------

High        1,636,598       59,877            4,202          7.6            1,109,565        (373,000)      11,426,871
-----------------------------------------------------------------------------------------------------------------------
Mean      $ 1,636,598     $ 59,877          $ 4,202          7.0          $ 1,063,685      $ (373,000)    $ 10,325,729
-----------------------------------------------------------------------------------------------------------------------
Low         1,636,598       59,877            4,202          5.5              967,479        (373,000)       8,016,796

Comparable Trading Multiples Analysis - WPP 7 TTM EBITDA/(1)//(2)/

                            Add:           Interest       Selected        Transaction         Debt         Net Other
           TTM EBITDA   +  Synergies/(2)/ - Income/(3)/ x Multiple/(4)/ -  Expenses/(5)/ -  Outstanding +  Assets/(1)/
          -------------   -------------    -----------   ------------     ------------     -----------    -------------

High        2,706,292       81,250            7,300          8.1            900,359          14,829,700     (373,000)
-----------------------------------------------------------------------------------------------------------------------
Mean      $ 2,706,292     $ 81,250          $ 7,300          7.3          $ 811,902        $ 14,829,700   $ (373,000)
-----------------------------------------------------------------------------------------------------------------------
Low         2,706,292       81,250            7,300          6.6            733,031          14,829,700     (373,000)
-----------------------------------------------------------------------------------------------------------------------



      Less:             LP Units         Per LP Unit
- 1% GP share/(6)/ = Outstanding/(7)/ =   Value
-----------------   ---------------    -----------

     115,612          152,068              75.27
--------------------------------------------------
     104,645          152,068            $ 68.13
--------------------------------------------------
      82,056          152,068              53.42



     Less:            LP Units         Per LP Unit
- 1% GP share/(6)/ = Outstanding/(7)/ =   Value
-----------------   ---------------    -----------

     114,269          152,068              74.39
--------------------------------------------------
     103,257          152,068            $ 67.22
--------------------------------------------------
      80,168          152,068              52.19


    Total               Less:             LP Units         Per LP Unit
Equity Value       - 1% GP share/(6)/ = Outstanding/(7)/ =    Value
------------       -----------------   ---------------    -----------

   6,405,922           64,059            152,068              41.70
---------------------------------------------------------------------
$  4,282,945        $  42,829            152,068            $ 27.88
---------------------------------------------------------------------
   2,390,035           23,900            152,068              15.56
---------------------------------------------------------------------


Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial
 Markets and First Call analysts' estimates.
(1) Derived from projections provided by the Managing General Partner. Comparable Companies include CPJ, MHC, SUI, UMH and ANL.
(2) Added 50.0% G&A expense as a synergy assuming sale of partnership to a REIT.
(3) Interest income deducted due to cash distribution upon completion of the transaction.
(4) Selected multiples calculated on pages 30 & 31 in Addendum Section titled "Comparable Company Trading Analysis".
(5) Transaction expenses calculated as 4.0% of equity value plus debt in 2000 & 2001 FFO analyses and as 4.0% of equity value in TTM EBITDA analysis.
(6) Less 1.0% in General Partner share, provided for by the Agreement of Limited Partnership and confirmed by the Managing General Partner.
(7) Assumes 152,068 LP units outstanding.


[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000
Windsor Park Properties 7 Analysis
===================================
 Discounted Cash Flow Analysis - Methodology Utilized

     . Discount projected annual aggregate free cash flow available to all equity interests to the present (January 1, 2000) at discount rates of 14.6% to 19.2%, which represents Legg Mason's estimate of the cost of equity. This discount rate was calculated by dividing 1 by the comparable trailing twelve month trading multiples (discounted 20.0%) plus the growth rate of WPP 7.

     . Calculate the aggregate terminal value in year 2004 available to all equity interests by applying discounted terminal trading multiples of 6.2x to 8.7x to projected year 2004 FFO.

     . Discount the aggregate terminal value to the present (January 1, 2000) at discount rates of 14.6% to 19.2%.

     . Add the present value of pro-rata cash flow and the present value of pro-rata terminal value to arrive at the total equity value available to present (January 1, 2000) equity interests.

     . Subtract the 1.0% General Partner share and divide the remaining equity value available by the Limited Partner units outstanding (152,068) to arrive at the estimated value per Limited Partner unit of WPP 7.

[LOGO OF LEGG MASON] Investment                        Windsor Park Properties
                     Banking

                                                                 August 29, 2000
Windsor Park Properties 7 Analysis
===================================
 Discounted Cash Flow Analysis

----------------------------------------------------------------------------------------------
                                  Year 1       Year 2      Year 3       Year 4      Year 5
                                 2000/(1)/    2001/(1)/   2002/(1)/   2003/(1)/    2004/(1)/
                                ----------   ----------  ----------   ----------   ----------
EBITDA                          $2,794,233   $2,817,654  $2,928,356   $3,040,685   $3,220,337
Less: interest expense           1,276,763    1,181,056   1,174,357    1,167,746    1,161,221
Less: principal amortization        20,705       20,705      20,705       20,705       20,705
Less: CAPEX                        167,047      171,913     176,778      181,644      186,509
----------------------------------------------------------------------------------------------
Equity Free Cash Flow           $1,329,718   $1,443,980  $1,556,516   $1,670,591   $1,851,901
----------------------------------------------------------------------------------------------
Add: CAPEX                         167,047      171,913     176,778      181,644      186,509
Add: principal amortization         20,705       20,705      20,705       20,705       20,705
Add: 50% G&A expense                62,003       59,877      62,871       66,015       69,315
----------------------------------------------------------------------------------------------
FFO/(1)/                        $1,579,473   $1,696,475  $1,816,870   $1,938,954   $2,128,430
----------------------------------------------------------------------------------------------
LP Units outstanding at
June 30, 2000                      152,068      152,068     152,068      152,068      152,068
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Present Value of:
              Terminal                    Less:                      Equity                ---------------------------------------
     2004      Pre-Tax      Terminal     Selling       Net Other    Terminal     Discount     Cash       Terminal        Equity
      FFO     Value/(2)/     Value     Expenses/(3)/     Assets       Value      Rate/(4)/    Flows   +   Value    =      Value
 -----------  ---------- ------------  ------------  -----------  ------------  ---------  -----------  -----------   ------------
 $ 2,128,430     8.7     $ 18,420,944  $ 1,662,532   $ (373,000)  $ 16,385,412    14.6%    $ 5,571,397  $ 8,306,124   $ 13,877,521
 $ 2,128,430     7.7     $ 16,366,817  $ 1,559,826   $ (373,000)  $ 14,433,992    14.6%    $ 5,571,397  $ 7,316,906   $ 12,888,303
 $ 2,128,430     6.2     $ 13,162,661  $ 1,399,618   $ (373,000)  $ 11,390,043    14.6%    $ 5,571,397  $ 5,773,862   $ 11,345,259

 $ 2,128,430     8.7     $ 18,420,944  $ 1,662,532   $ (373,000)  $ 16,385,412    16.0%    $ 5,407,262  $ 7,799,779   $ 13,207,041
 $ 2,128,430     7.7     $ 16,366,817  $ 1,559,826   $ (373,000)  $ 14,433,992    16.0%    $ 5,407,262  $ 6,870,865   $ 12,278,127
 $ 2,128,430     6.2     $ 13,162,661  $ 1,399,618   $ (373,000)  $ 11,390,043    16.0%    $ 5,407,262  $ 5,421,885   $ 10,829,147

 $ 2,128,430     8.7     $ 18,420,944  $ 1,662,532   $ (373,000)  $ 16,385,412    19.2%    $ 5,077,416  $ 6,817,400   $ 11,894,816
 $ 2,128,430     7.7     $ 16,366,817  $ 1,559,826   $ (373,000)  $ 14,433,992    19.2%    $ 5,077,416  $ 6,005,482   $ 11,082,898
 $ 2,128,430     6.2     $ 13,162,661  $ 1,399,618   $ (373,000)  $ 11,390,043    19.2%    $ 5,077,416  $ 4,739,001   $  9,816,416
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------

    Less:      LP Units     Equity/
 1% GP share  Outstanding = LP Unit
 -----------  -----------   -------
  $ 138,775    152,068      $ 90.35
  $ 128,883    152,068      $ 83.91
  $ 113,453    152,068      $ 73.86

  $ 132,070    152,068      $ 85.98
  $ 122,781    152,068      $ 79.93
  $ 108,291    152,068      $ 70.50

  $ 118,948    152,068      $ 77.44
  $ 110,829    152,068      $ 72.15
  $  98,164    152,068      $ 63.91
-----------------------------------


Notes:
Sources include: Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.
(1) Projections provided by the Managing General Partner. Comparable Companies include CPJ, MHC, SUL, UMH and ANL.
(2) Selected multiples calculated on pages 30 & 31 in Addendum Section titled "Comparable Company Trading Analysis".
(3) Transaction expenses calculated as 5.0% of terminal equity value plus debt outstanding.
(4) Discount rate calculated as 1 divided by terminal multiple plus the growth rate.


[LOGO OF LEGG MASON] Investment                        Windsor Park Properties
                     Banking

                                                                 August 29, 2000
Windsor Park Properties 7 Analysis
============================================
 Liquidation Analysis - Methodology Utilized


     . Applied a 10.0% discount to the appraisal values of the two properties in which WWP 7 holds a minority interest. Applied a %5.0% discount to the three properties in which WWP 7 holds a minority interest. Subtracted debt outstanding and transaction expenses from the discounted appraisal values for each property. Appraisal values were determined and provided by Whitcomb Real Estate, Inc.

     . Subtracted the 1.0% General Partner share from the net equity value to arrive at the total Limited Partner value.

     . Divided remaining equity value by the number of Limited Partner units outstanding (152,068 units) to arrive at a per Limited Partner unit value.


[LOGO OF LEGG MASON] Investment                        Windsor Park properties
                     Banking

                                                                 August 29, 2000
Windsor Park Properties 7 Analysis
==============================================================
     Liquidation Analysis

                     Percent        Appraised          Less:          Debt             Equity       Transaction         Net
Property            Ownership        Value/(1)/    Discount/(3)/  Outstanding/(2)/      Value       Expenses/(4)/  Other Assets/(2)/
--------            ---------        ----------    -------------  ----------------      -----       -------------  -----------------
Carefree                 56.0%       $ 3,416,000   $   170,800    $   1,948,700      $  1,296,500    $          -    $           -
North Glen              100.0          6,100,000             -        4,620,000         1,480,000               -                -
King & Queens           100.0          1,900,000             -                -         1,900,000               -                -
The Hills               100.0          4,100,000             -                -         4,100,000               -                -
Lucerne                 100.0          2,600,000             -        1,100,000         1,500,000               -                -
Long Lake                60.0          2,100,000       105,000          960,000         1,035,000               -                -
Garden Walk              69.0          8,073,000       403,650        3,933,000         3,736,350               -                -
Apach East               26.0            559,900        55,990          280,300           223,610               -                -
Denali Park Estates      26.0            974,100        97,410          487,700           388,990               -                -
Village Glen            100.0          3,000,000             -        1,500,000         1,500,000               -                -
                    ---------        -----------  ------------    -------------      ------------    ------------    -------------
Total                    -           $32,823,000  $    832,850    $  14,829,700      $ 17,160,450    $  1,599,508    $    (373,000)

                          Net Equity       Less:         LP Units          Per LP Unit
Property                    Value       1% GP Share    Outstanding/(2)/       Value
--------                    -----       -----------    ----------------       -----
Carefree                $           -    $        -                 -        $       -
North Glen                          -             -                 -                -
King & Queens                       -             -                 -                -
The Hills                           -             -                 -                -
Lucerne                             -             -                 -                -
Long Lake                           -             -                 -                -
Garden Walk                         -             -                 -                -
Apach East                          -             -                 -                -
Denali Park Estates                 -             -                 -                -
Village Glen                        -             -                 -                -
                        -------------   -----------    --------------        ---------
Total                   $  15,187,943   $   151,879           152,068        $   98.88

Notes:

Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

(1) Appraisal values provided by Whitcomb Real Estate, Inc.
(2) Amount of debt outstanding and net other assets provided by the Managing General Partner. Assumes 152,068 LP Units outstanding.
(3) Applied a 10.0% discount to the two properties in which WPP 7 holds a minority interest and applied a 5.0% discount to the three properties in which WPP 7 holds a majority interest.
(4) Calculated as 5.0% of discounted appraisal value. Does not include general & administrative expenses of the Partnership during the liquidation period, liquidation costs associated with a prolonged marketing period or the time value of the proceeds from the sale of the properties.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000

        Addendum



[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000
Addendum
==========================================================
  Comparable Company Trading Analysis

                                      8/28/00    52 Week    Indicated Indicated
                                               -----------                        ----------------------   -----------------------
                                      Closing                Annual   Dividend         FFO Estimates            FFO Multiples
                                                                                  ----------------------   -----------------------
Ticker         Company Name            Price    High    Low   Dividend    Yield    TTM    2000E    2001E   TTM     2000E    2001E
------         ------------            -----    ----    ---   --------    -----    ---    -----    -----   ---     -----    -----
CPJ        Chateau Communities, Inc.   $26.88  $29.31  $23.25    $2.06    7.7%    $2.56   $2.66    $2.88   10.5 x  10.1 x    9.3 x
MHC        Manufactured Home            24.13   25.75   22.25     1.66    6.9      2.23    2.33     2.53   10.8    10.4      9.5
           Communities, Inc.
SUI        Sun Communities, Inc.        31.50   35.88   26.88     2.12    6.7      3.11    3.23     3.51   10.1     9.8      9.0
UMH        United Mobile Homes, Inc.     9.06    9.38    5.63     0.75    8.3      1.02     N/A      N/A    8.9     N/A      N/A
ANL        American Land Lease, Inc.    11.75   13.75   10.69     1.00    8.5      1.52    1.55     1.70    7.7     7.6      6.9
                                                                                  ----------------------   ------------------------
UNADJUSTED
-----------------------------------------------------------------------------------------------------------------------------------
                     Median:                                              7.7%                             10.1 x   9.9 x    9.2 x
                     Maximum:                                             8.5                              10.8    10.4      9.5
                     Mean:                                                7.6                               9.6     9.4      8.7
                     Minimum:                                             6.7                               7.7     7.6      6.9
------------------------------------------------------------------------------------------------------------------------------------

ADJUSTED for PARTNERSHIPS (20% Discount)
------------------------------------------------------------------------------------------------------------------------------------
                     Median:/(1)/                                         6.1%                              8.1 x   7.9 x    7.3 x
                     Maximum:/(1)/                                        6.8                               8.7     8.3      7.6
                     Mean:/(1)/                                           6.1                               7.7     7.6      7.0
                     Minimum:/(1)/                                        5.4                               6.2     6.1      5.5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Debt/
                                                2000      2000                 Equity     Long     Total      Total
                                                 FFO       FFO       Share     Market     Term    Market     Market
Ticker          Company Name                    Yield     Payout      Out.      Cap       Debt      Cap        Cap
------          ------------                    -----     ------      ---       ---       ----      ---        ---
CPJ        Chateau Communities, Inc.            9.9%       77.4%     28.5     $765.9    $486.9    $1,252.8    38.9%
MHC        Manufactured Home                    9.7        71.2      22.1      533.2     662.6     1,195.7    55.4
           Communities, Inc.
SUI        Sun Communities, Inc.               10.3        65.6      17.3      544.9     353.5       898.4    39.3
UMH        United Mobile Homes, Inc.            N/A         N/A       7.3       66.4      36.7       103.1    35.6
ANL        American Land Lease, Inc.           13.2        64.5       5.6       65.6      52.0       117.6    44.2

UNADJUSTED
-------------------------------------------------------------------------------------------------------------------
                Median:                        10.1%                                                          39.3%
                Maximum:                       13.2                                                           55.4
                Mean:                          10.8                                                           42.7
                Minimum:                        9.7                                                           35.6
-------------------------------------------------------------------------------------------------------------------

ADJUSTED for PARTNERSHIPS (20% Discount)
-------------------------------------------------------------------------------------------------------------------
                Median:/(1)/                                                                                  31.5%
                Maximum:/(1)/                                                                                 28.5
                Mean:/(1)/                                                                                    34.2
                Minimum:/(1)/                                                                                 44.3
-------------------------------------------------------------------------------------------------------------------

Notes:
Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.
N/A - Information not available, TTM - Trailing Twelve Months.
(1) Adjusted for Partnerships with a discount of 20.0%.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                  August 29,2000

Addendum
================================================================================
     Comparable Company Trading Analysis

                                                                                                                      Long-Term
                                                               TTM      Net              TTM      Total                 Debt /
                                      TTM     TTM    SG&A/     Net    Profit    TTM     EBITDA  Market Cap/    Total    Total
Ticker  Company Name                Revenue   SG&A  Revenue  Income   Margin  EBITDA    Margin    EBITDA      Assets    Assets
------  -------------------------- -------- ------- ------- -------- -------- ------  --------- -----------  -------- ---------
CPJ     Chateau Communities, Inc.  $ 196.6  $ 10.7   5.4%   $  35.1   17.9%   $134.6    68.5%     9.3x       $  997.5   48.8x
MHC     Manufactured Home            219.6     6.6   3.0       32.8   14.9     145.1    66.1      8.2         1,112.9   59.5
        Communities, Inc.
SUI     Sun Communities, Inc.        140.8     3.9   2.8       29.7   21.1     106.2    75.4      8.5           947.5   37.3
UMH     United Mobile Homes, Inc.     19.9     1.7   8.8        5.1   25.7      10.2    51.3     10.1            61.8   59.4
ANL     American Land Lease, Inc.     26.7     1.6   6.1        2.1    7.8      12.4    46.4      9.5           174.2   29.8

-------------------------------------------------------------------------------------------------------------------------------
         Median:                                     5.4%             17.9%             66.1      9.3x                  54.1x
        Maximum:                                     8.8              25.7              75.4     10.1                   59.5
           Mean:                                     5.2              17.5              61.5      9.1                   51.3
        Minimum:                                     2.8               7.8              46.4      8.2                   37.3
-------------------------------------------------------------------------------------------------------------------------------
                                      Trailing    Trailing
                                     12 Months    3 Months
                                       Total       Total
Ticker  Company Name                  Return       Return
------  --------------------------  ----------- -----------
CPJ     Chateau Communities, Inc.     (1.05)%      2.65%
MHC     Manufactured Home              6.87        1.48
        Communities, Inc.
SUI     Sun Communities, Inc.         (5.39)      (2.00)
UMH     United Mobile Homes, Inc.      7.05       16.60
ANL     American Land Lease, Inc.     (5.35)       1.06

-----------------------------------------------------------
         Median:                      (1.05)%      1.48%
        Maximum:                       7.05       16.60
           Mean:                       0.43        3.96
        Minimum:                      (5.39)      (2.00)
-----------------------------------------------------------

ADJUSTED for PARTNERSHIPS (20% Discount)
------------------------------------------------------------------------------------------------------------------------------------
         Median: /(1)/                                                                            7.4x
        Maximum: /(1)/                                                                            8.1
           Mean: /(1)/                                                                            7.3
        Minimum: /(1)/                                                                            6.6
------------------------------------------------------------------------------------------------------------------------------------

Notes:
Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.
N/A - Information not available, TTM - Trailing Twelve Months.
(1) Adjusted for Partnerships with a discount of 20.0%.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                  August 29,2000

Addendum
================================================================================
     Comparable Company Price Volume Graphs

                          Chateau Communities, Inc.
                       LTM Stock Price & Volume Analysis

                             [GRAPH APPEARS HERE]



       CPJ
       Date                    Stock Price                         Volume
       ----                    -----------                         ------
      8/23/99                     29.0625                           17.2
      8/24/99                     29.0625                             19
      8/25/99                          29                           26.1
      8/26/99                          29                           12.6
      8/27/99                       29.25                           14.2
      8/30/99                     29.0625                           24.4
      8/31/99                      29.125                           37.4
       9/1/99                          29                           11.5
       9/2/99                      28.875                           17.3
       9/3/99                       29.25                           10.8
       9/7/99                     29.1875                           21.3
       9/8/99                     28.9375                           22.4
       9/9/99                     28.6875                            7.1
      9/10/99                       28.75                             20
      9/13/99                        28.5                           11.7
      9/14/99                       28.25                              7
      9/15/99                          28                           18.4
      9/16/99                     27.5625                           15.8
      9/17/99                          28                           64.7
      9/20/99                      27.625                           29.4
      9/21/99                        27.5                           16.5
      9/22/99                     27.1875                           16.2
      9/23/99                     27.4375                           47.9
      9/24/99                      27.375                           19.7
      9/27/99                       27.25                           68.7
      9/28/99                      26.625                           66.7
      9/29/99                      26.625                             11
      9/30/99                          26                           43.5
      10/1/99                     26.1875                           16.9
      10/4/99                      26.375                           26.9
      10/5/99                      26.375                             13
      10/6/99                     25.9375                           36.2
      10/7/99                      25.875                           14.1
      10/8/99                     25.6875                             17
     10/11/99                      26.125                           16.1
     10/12/99                          26                           12.8
     10/13/99                       25.75                           16.9
     10/14/99                     25.1875                           39.4
     10/15/99                       25.25                           21.7
     10/18/99                      25.625                           17.7
     10/19/99                      25.375                           26.4
     10/20/99                     25.1875                           18.6
     10/21/99                      25.125                           19.6
     10/22/99                      25.375                           34.9
     10/25/99                     25.4375                           38.5
     10/26/99                     25.4375                           52.4
     10/27/99                     25.3125                           14.7
     10/28/99                     25.1875                           25.5
     10/29/99                        25.5                           44.8
      11/1/99                     25.9375                             60
      11/2/99                     26.3125                             54
      11/3/99                     26.4375                           21.7
      11/4/99                     26.4375                           26.1
      11/5/99                     26.3125                           20.2
      11/8/99                       26.25                           43.4
      11/9/99                     26.3125                           63.7
     11/10/99                     26.3125                           25.7
     11/11/99                          26                           11.2
     11/12/99                          26                           14.5
     11/15/99                      25.875                           32.1
     11/16/99                     26.1875                             22
     11/17/99                      26.125                           23.8
     11/18/99                     26.0625                           18.1
     11/19/99                     26.3125                           45.9
     11/22/99                     26.1875                             13
     11/23/99                     26.1875                           29.3
     11/24/99                     25.9375                           21.1
     11/26/99                          26                            5.7
     11/29/99                      25.875                           23.7
     11/30/99                          26                           23.5
      12/1/99                     25.9375                           67.5
      12/2/99                      26.375                           18.8
      12/3/99                       26.25                           31.1
      12/6/99                     26.1875                           18.7
      12/7/99                      26.125                             18
      12/8/99                     26.0625                           19.6
      12/9/99                     25.9375                           66.9
     12/10/99                      25.875                           17.2
     12/13/99                     25.5625                           47.6
     12/14/99                        25.5                           28.2
     12/15/99                     25.4375                           27.9
     12/16/99                     25.4375                             80
     12/17/99                       26.25                           71.8
     12/20/99                        26.5                           52.1
     12/21/99                        25.5                           94.5
     12/22/99                      25.125                           29.9
     12/23/99                      25.375                           43.1
     12/27/99                     25.3125                           22.1
     12/28/99                      25.375                           39.3
     12/29/99                      25.625                           22.2
     12/30/99                      25.875                           18.4
     12/31/99                     25.9375                           31.2
       1/3/00                       25.25                           30.7
       1/4/00                      25.375                           19.8
       1/5/00                     25.1875                           16.1
       1/6/00                     25.6875                           46.1
       1/7/00                       26.25                             50
      1/10/00                     26.5625                           43.4
      1/11/00                        26.5                             33
      1/12/00                     26.3125                           17.3
      1/13/00                     26.6875                           30.1
      1/14/00                       26.25                           77.3
      1/18/00                     27.0625                           31.1
      1/19/00                     26.8125                           37.2
      1/20/00                      26.875                           23.9
      1/21/00                       26.75                           32.7
      1/24/00                     26.5625                           29.1
      1/25/00                     25.8125                           28.1
      1/26/00                       26.25                           49.8
      1/27/00                     26.3125                           96.6
      1/28/00                       26.25                           29.3
      1/31/00                       26.25                           67.1
       2/1/00                     26.5625                           29.3
       2/2/00                     26.4375                           48.2
       2/3/00                     26.3125                           44.3
       2/4/00                      26.375                           23.3
       2/7/00                     26.3125                           25.7
       2/8/00                      26.375                           29.7
       2/9/00                          26                           47.5
      2/10/00                      25.375                           38.3
      2/11/00                       24.75                           37.7
      2/14/00                      24.375                           46.8
      2/15/00                     24.5625                           20.5
      2/16/00                     24.8125                           38.8
      2/17/00                       24.75                           23.8
      2/18/00                      24.375                           79.3
      2/22/00                     24.6875                           25.9
      2/23/00                     24.1875                           58.2
      2/24/00                     24.1875                           46.4
      2/25/00                      24.125                           44.9
      2/28/00                     24.0625                           25.4
      2/29/00                       24.75                           51.5
       3/1/00                        23.5                           88.1
       3/2/00                     24.6875                             68
       3/3/00                          25                           36.7
       3/6/00                      25.125                           33.9
       3/7/00                      24.875                             43
       3/8/00                          25                          100.9
       3/9/00                       25.25                           33.3
      3/10/00                     24.6875                          305.2
      3/13/00                     24.0625                           21.7
      3/14/00                       24.75                           34.5
      3/15/00                      24.125                           33.9
      3/16/00                       24.75                             33
      3/17/00                     24.8125                           30.4
      3/20/00                       24.25                           29.1
      3/21/00                     24.9375                           26.4
      3/22/00                     25.6875                          159.2
      3/23/00                       25.75                           66.1
      3/24/00                     25.6875                           66.5
      3/27/00                        25.5                           30.6
      3/28/00                          25                           41.8
      3/29/00                     25.0625                           29.3
      3/30/00                     24.9375                           19.9
      3/31/00                        25.5                           45.6
       4/3/00                     25.3125                           47.1
       4/4/00                      25.375                           56.8
       4/5/00                      25.125                           90.4
       4/6/00                     25.3125                           50.5
       4/7/00                     25.0625                           72.1
      4/10/00                          25                           51.7
      4/11/00                     24.6875                            120
      4/12/00                     24.3125                            181
      4/13/00                     24.4375                           48.1
      4/14/00                      24.375                           80.4
      4/17/00                     24.6875                             53
      4/18/00                      24.875                           29.1
      4/19/00                      25.125                           42.3
      4/20/00                     25.0625                          292.6
      4/24/00                     25.0625                           59.6
      4/25/00                     25.4375                           49.1
      4/26/00                      25.625                          120.6
      4/27/00                        25.5                           63.5
      4/28/00                          26                           74.6
       5/1/00                      26.625                           62.5
       5/2/00                      27.875                             58
       5/3/00                     27.9375                          119.6
       5/4/00                     27.4375                           54.7
       5/5/00                      27.375                           22.5
       5/8/00                          27                           38.6
       5/9/00                     26.8125                           51.7
      5/10/00                     26.4375                           33.1
      5/11/00                     26.1875                             25
      5/12/00                     26.0625                           20.4
      5/15/00                        26.5                           50.5
      5/16/00                     26.6875                             41
      5/17/00                        26.5                           21.8
      5/18/00                        26.5                             28
      5/19/00                     26.5625                           24.7
      5/22/00                      27.125                           19.1
      5/23/00                     26.5625                            8.8
      5/24/00                          27                           14.5
      5/25/00                     26.6875                           17.7
      5/26/00                     26.6875                            6.7
      5/30/00                          27                           40.9
      5/31/00                      27.125                           22.5
       6/1/00                        27.5                           93.9
       6/2/00                        27.5                          123.3
       6/5/00                      27.375                           42.1
       6/6/00                      27.375                              9
       6/7/00                      27.375                           57.1
       6/8/00                          27                           25.9
       6/9/00                     26.9375                           57.8
      6/12/00                     26.8125                           18.4
      6/13/00                       27.25                           13.3
      6/14/00                          28                           49.3
      6/15/00                     27.5625                           21.8
      6/16/00                     27.5625                           26.6
      6/19/00                     27.9375                           23.1
      6/20/00                      27.625                           13.9
      6/21/00                       27.75                           16.2
      6/22/00                      27.625                           29.1
      6/23/00                      27.625                           14.6
      6/26/00                       27.25                           16.8
      6/27/00                       27.75                           16.6
      6/28/00                       27.75                           23.9
      6/29/00                     28.1875                           24.5
      6/30/00                       28.25                          118.8
       7/3/00                     28.0625                            8.4
       7/5/00                     28.0625                           31.8
       7/6/00                      28.875                           21.4
       7/7/00                     28.3125                           31.5
      7/10/00                     28.3125                           26.8
      7/11/00                          28                           27.1
      7/12/00                     28.1875                           23.6
      7/13/00                      28.125                             26
      7/14/00                          28                           12.1
      7/17/00                     27.9375                           57.6
      7/18/00                     27.8125                           36.4
      7/19/00                          27                          144.3
      7/20/00                     27.4375                           34.3
      7/21/00                       27.25                             12
      7/24/00                          27                           17.2
      7/25/00                     26.9375                           24.8
      7/26/00                     26.9375                           28.6
      7/27/00                      27.125                           56.5
      7/28/00                        27.5                           23.9
      7/31/00                     28.1875                           38.8
       8/1/00                          28                            178
       8/2/00                     28.3125                           24.9
       8/3/00                      27.625                           32.4
       8/4/00                     27.4375                           18.5
       8/7/00                      27.625                           13.8
       8/8/00                          28                           30.9
       8/9/00                     27.8125                           16.1
      8/10/00                     27.6875                           13.7
      8/11/00                     28.3125                             44
      8/14/00                          28                           37.6
      8/15/00                     27.8125                           28.2
      8/16/00                      27.875                           16.8
      8/17/00                       27.69                           15.8
      8/18/00                       27.38                           38.8
      8/21/00                       27.38                          13.90
      8/22/00                       27.50                           6.00
      8/23/00                       27.06                          21.70
      8/24/00                       26.88                          38.40
      8/25/00                       27.13                          17.80
      8/28/00                       26.88                           7.80


Notes:
Sources include Bloomberg Financial Markets and FactSet Research Systems.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                  August 29,2000

Addendum
================================================================================
     Comparable Company Price Volume Graphs

                     Manufactured Home Communities, Inc.
                       LTM Stock Price & Volume Analysis

                             [GRAPH APPEARS HERE]



       MHC
       Date                    Stock Price                         Volume
       ----                    -----------                         ------
      8/23/99                     24.5625                           64.1
      8/24/99                      24.375                           13.5
      8/25/99                      24.375                             31
      8/26/99                     24.1875                           88.7
      8/27/99                      24.125                          253.6
      8/30/99                          24                           32.3
      8/31/99                      24.375                           84.9
       9/1/99                          24                            6.1
       9/2/99                     23.8125                           10.7
       9/3/99                     24.4375                           11.4
       9/7/99                       24.25                           17.4
       9/8/99                      24.125                           23.5
       9/9/99                     24.0625                            5.2
      9/10/99                     24.0625                            4.4
      9/13/99                     24.0625                           16.5
      9/14/99                          24                            2.8
      9/15/99                          24                            9.8
      9/16/99                          24                           22.2
      9/17/99                          24                           18.4
      9/20/99                          24                           12.6
      9/21/99                      23.875                           89.1
      9/22/99                       23.25                           32.2
      9/23/99                       23.25                             24
      9/24/99                       23.25                           20.6
      9/27/99                      23.125                           10.7
      9/28/99                      23.125                           44.1
      9/29/99                     23.3125                           29.6
      9/30/99                      23.375                          650.8
      10/1/99                      22.875                         1236.2
      10/4/99                          23                             28
      10/5/99                          23                             35
      10/6/99                       23.25                             45
      10/7/99                      23.625                           37.1
      10/8/99                       23.25                          183.5
     10/11/99                     23.3125                           12.2
     10/12/99                     22.8125                             67
     10/13/99                       22.75                            8.8
     10/14/99                       22.75                           11.2
     10/15/99                     22.8125                           18.3
     10/18/99                       22.75                           29.1
     10/19/99                       22.75                           41.3
     10/20/99                     22.6875                            7.2
     10/21/99                      22.875                           21.7
     10/22/99                      23.125                           26.6
     10/25/99                       23.25                             46
     10/26/99                      23.125                           69.4
     10/27/99                     23.0625                           16.7
     10/28/99                     23.3125                           22.4
     10/29/99                     23.3125                           20.8
      11/1/99                       23.75                          109.2
      11/2/99                      23.875                          132.7
      11/3/99                     23.5625                          254.6
      11/4/99                       23.75                           13.7
      11/5/99                     23.8125                           19.3
      11/8/99                      24.125                           18.6
      11/9/99                          24                          115.6
     11/10/99                     24.0625                             24
     11/11/99                          24                            9.5
     11/12/99                     24.1875                           38.4
     11/15/99                     24.0625                           85.1
     11/16/99                      24.375                           23.2
     11/17/99                      24.125                          117.8
     11/18/99                          24                           48.6
     11/19/99                     24.1875                           25.5
     11/22/99                     23.9375                             88
     11/23/99                      23.875                           91.1
     11/24/99                     23.5625                          161.2
     11/26/99                      23.625                            6.8
     11/29/99                     23.4375                           66.8
     11/30/99                     23.6875                          117.6
      12/1/99                     23.6875                           41.1
      12/2/99                      23.875                           48.6
      12/3/99                      24.125                           75.6
      12/6/99                          24                          128.6
      12/7/99                     24.0625                          296.6
      12/8/99                     24.0625                           15.2
      12/9/99                          24                          104.5
     12/10/99                          24                           66.7
     12/13/99                          24                           57.3
     12/14/99                     23.9375                          109.1
     12/15/99                      23.875                          128.6
     12/16/99                       23.75                          138.6
     12/17/99                      24.125                           60.3
     12/20/99                          24                           48.3
     12/21/99                      24.125                           84.9
     12/22/99                          24                           21.5
     12/23/99                     24.0625                            8.8
     12/27/99                      24.125                           52.1
     12/28/99                     24.1875                             22
     12/29/99                       24.25                           46.2
     12/30/99                      24.375                           35.5
     12/31/99                     24.3125                           23.8
       1/3/00                      24.125                           22.1
       1/4/00                     24.0625                           15.5
       1/5/00                      24.125                           14.3
       1/6/00                      24.375                           25.7
       1/7/00                      24.625                           27.3
      1/10/00                     25.3125                           35.8
      1/11/00                      25.375                          125.9
      1/12/00                     25.3125                           11.1
      1/13/00                        25.5                           20.8
      1/14/00                        25.5                           14.5
      1/18/00                        25.5                           20.7
      1/19/00                      25.625                           35.7
      1/20/00                      25.625                           52.7
      1/21/00                     25.0625                           70.8
      1/24/00                      24.625                           20.5
      1/25/00                     24.1875                           36.8
      1/26/00                     24.1875                           28.8
      1/27/00                     24.0625                             11
      1/28/00                          24                          146.8
      1/31/00                          24                          188.9
       2/1/00                      24.125                           68.8
       2/2/00                          24                           27.5
       2/3/00                       24.25                            152
       2/4/00                     24.1875                             48
       2/7/00                          24                           50.3
       2/8/00                      24.125                           20.6
       2/9/00                          24                           38.5
      2/10/00                          24                           29.1
      2/11/00                          24                           56.9
      2/14/00                     24.1875                           55.3
      2/15/00                      24.125                           79.1
      2/16/00                     24.1875                           70.2
      2/17/00                      24.125                           45.1
      2/18/00                     23.9375                           80.4
      2/22/00                       23.75                           52.5
      2/23/00                     23.4375                             47
      2/24/00                          23                           66.1
      2/25/00                          23                           65.5
      2/28/00                     23.0625                           22.8
      2/29/00                      22.875                          114.9
       3/1/00                     22.8125                           65.3
       3/2/00                     22.4375                          136.2
       3/3/00                       22.75                           40.1
       3/6/00                          23                           37.4
       3/7/00                          23                             58
       3/8/00                     22.9375                           40.7
       3/9/00                     22.9375                           44.6
      3/10/00                     22.9375                           63.2
      3/13/00                          23                           72.3
      3/14/00                      23.375                          109.3
      3/15/00                     23.0625                           42.9
      3/16/00                     23.6875                           56.6
      3/17/00                     23.6875                           52.5
      3/20/00                        23.5                           15.8
      3/21/00                       23.75                           83.4
      3/22/00                          24                           59.8
      3/23/00                      24.125                           46.8
      3/24/00                          24                           29.6
      3/27/00                      23.875                           36.2
      3/28/00                     23.8125                           50.3
      3/29/00                     23.5625                           26.2
      3/30/00                        23.5                          124.1
      3/31/00                      23.125                           69.7
       4/3/00                       23.75                           88.8
       4/4/00                      23.875                           88.2
       4/5/00                        23.5                             30
       4/6/00                      23.625                           77.3
       4/7/00                     23.9375                           17.6
      4/10/00                       23.75                           21.1
      4/11/00                      24.125                           46.7
      4/12/00                       23.75                           18.6
      4/13/00                          24                           12.5
      4/14/00                      24.375                             24
      4/17/00                      23.875                           13.4
      4/18/00                       24.25                           16.1
      4/19/00                       24.25                           10.6
      4/20/00                     24.4375                           18.1
      4/24/00                     24.4375                           22.2
      4/25/00                     24.6875                           16.7
      4/26/00                          25                            5.6
      4/27/00                     24.9375                             82
      4/28/00                          25                           17.5
       5/1/00                          25                           30.2
       5/2/00                     25.5625                           84.5
       5/3/00                     25.6875                           66.3
       5/4/00                     25.6875                           26.4
       5/5/00                      25.375                           19.9
       5/8/00                     24.9375                            8.6
       5/9/00                     25.0625                           16.5
      5/10/00                     24.9375                            9.7
      5/11/00                          25                           70.5
      5/12/00                       24.75                           22.9
      5/15/00                          25                           24.1
      5/16/00                     24.9375                           38.7
      5/17/00                        24.5                           26.2
      5/18/00                     24.0625                           28.7
      5/19/00                     24.0625                           32.4
      5/22/00                      24.125                           51.3
      5/23/00                     24.3125                           77.9
      5/24/00                      24.375                           20.8
      5/25/00                      24.125                            177
      5/26/00                     24.1875                            8.4
      5/30/00                      24.125                           10.3
      5/31/00                      24.125                           28.7
       6/1/00                     23.9375                           80.5
       6/2/00                      23.875                             34
       6/5/00                     23.8125                           12.2
       6/6/00                     23.9375                            5.5
       6/7/00                       24.25                          141.8
       6/8/00                     24.4375                           18.9
       6/9/00                     24.8125                           34.5
      6/12/00                      24.625                           26.4
      6/13/00                     24.6875                            7.9
      6/14/00                      24.625                           43.9
      6/15/00                     24.3125                           71.8
      6/16/00                     24.3125                           19.1
      6/19/00                       24.25                           26.6
      6/20/00                     24.3125                           34.2
      6/21/00                       24.25                           34.7
      6/22/00                      24.125                           18.5
      6/23/00                          24                           21.7
      6/26/00                      23.875                             43
      6/27/00                     24.1875                           36.8
      6/28/00                          24                           40.4
      6/29/00                     24.3125                           26.6
      6/30/00                     23.9375                           78.2
       7/3/00                          24                            9.6
       7/5/00                      24.375                           58.2
       7/6/00                     24.4375                          259.5
       7/7/00                        24.5                           37.3
      7/10/00                     24.5625                           40.5
      7/11/00                     24.4375                          236.9
      7/12/00                     24.5625                           34.4
      7/13/00                     24.1875                           65.3
      7/14/00                       23.75                          629.5
      7/17/00                     23.8125                           45.4
      7/18/00                     24.0625                           54.5
      7/19/00                      23.875                           13.8
      7/20/00                          24                          407.2
      7/21/00                       23.75                           37.5
      7/24/00                          24                           33.6
      7/25/00                      23.875                          172.5
      7/26/00                     24.0625                           28.1
      7/27/00                     24.0625                           33.1
      7/28/00                     23.8125                           10.8
      7/31/00                          24                           32.5
       8/1/00                          24                           26.9
       8/2/00                     23.8125                            213
       8/3/00                          24                             55
       8/4/00                      23.875                             34
       8/7/00                      23.625                          153.3
       8/8/00                       23.75                           16.4
       8/9/00                      23.625                           47.2
      8/10/00                     23.9375                           66.2
      8/11/00                     24.0625                          123.3
      8/14/00                     24.3125                           40.4
      8/15/00                     24.0625                          726.4
      8/16/00                      24.125                           34.1
      8/17/00                      24.375                           26.7
      8/18/00                     24.3125                           33.4
      8/21/00                     24.3125                           29.8
      8/22/00                     24.1875                           38.4
      8/23/00                      23.875                           26.7
      8/24/00                       24.06                          67.60
      8/25/00                       24.06                           6.40
      8/28/00                       24.13                          22.50

Notes:
Sources include Bloomberg Financial Markets and FactSet Research Systems.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                  August 29,2000

Addendum
================================================================================
     Comparable Company Price Volume Graphs

                            Sun Communities, Inc.
                       LTM Stock Price & Volume Analysis

                             [GRAPH APPEARS HERE]



       SUI
       Date                    Stock Price                         Volume
       ----                    -----------                         ------
      8/23/99                     34.9375                           13.9
      8/24/99                      34.875                           14.9
      8/25/99                     35.1875                            9.9
      8/26/99                     35.3125                            8.5
      8/27/99                     35.5625                           19.7
      8/30/99                     35.4375                           19.5
      8/31/99                       35.75                           46.1
       9/1/99                      35.625                             45
       9/2/99                     35.0625                           29.2
       9/3/99                     35.4375                           17.9
       9/7/99                     35.5625                           35.3
       9/8/99                     35.4375                           19.7
       9/9/99                     35.5625                           20.1
      9/10/99                      35.375                           48.4
      9/13/99                        35.5                           12.4
      9/14/99                          35                           16.5
      9/15/99                     34.9375                             15
      9/16/99                       34.25                            8.7
      9/17/99                     34.5625                           15.7
      9/20/99                     34.5625                            5.2
      9/21/99                     34.3125                            6.1
      9/22/99                        33.5                           20.8
      9/23/99                     33.4375                           13.2
      9/24/99                        33.5                            4.6
      9/27/99                      33.375                           76.6
      9/28/99                     33.3125                           26.9
      9/29/99                     33.1875                            4.6
      9/30/99                     33.0625                           23.1
      10/1/99                     32.5625                           39.3
      10/4/99                      32.625                           17.1
      10/5/99                       32.75                            9.7
      10/6/99                     32.1875                            9.5
      10/7/99                       32.25                           34.4
      10/8/99                     31.9375                           10.7
     10/11/99                      32.125                            7.6
     10/12/99                          32                           11.1
     10/13/99                          32                           20.7
     10/14/99                          32                           32.6
     10/15/99                       31.75                              6
     10/18/99                     31.6875                           23.5
     10/19/99                     31.6875                           85.9
     10/20/99                       31.75                           63.7
     10/21/99                       32.25                           27.5
     10/22/99                     31.8125                           16.3
     10/25/99                     31.8125                           26.4
     10/26/99                       31.75                           25.3
     10/27/99                     31.9375                           18.3
     10/28/99                      31.875                             55
     10/29/99                      31.875                           25.1
      11/1/99                     32.4375                           23.2
      11/2/99                      32.875                             20
      11/3/99                      33.375                           72.7
      11/4/99                     33.0625                           10.8
      11/5/99                     33.0625                           24.2
      11/8/99                          33                           20.2
      11/9/99                     32.9375                           15.1
     11/10/99                      32.875                              9
     11/11/99                        32.5                            9.2
     11/12/99                     32.1875                           41.8
     11/15/99                     31.8125                            8.1
     11/16/99                      31.625                           13.7
     11/17/99                      31.625                           18.4
     11/18/99                     31.5625                             12
     11/19/99                     31.3125                           24.9
     11/22/99                          31                           37.7
     11/23/99                     30.8125                           31.9
     11/24/99                        30.5                           33.4
     11/26/99                     30.5625                            8.3
     11/29/99                        30.5                           18.6
     11/30/99                      30.375                           30.7
      12/1/99                     30.1875                           24.8
      12/2/99                       30.25                           20.3
      12/3/99                       30.25                             39
      12/6/99                          30                           24.9
      12/7/99                      30.125                           85.1
      12/8/99                      29.875                            8.9
      12/9/99                          30                           20.9
     12/10/99                     29.9375                           39.6
     12/13/99                     30.0625                           27.4
     12/14/99                      30.125                           55.2
     12/15/99                     30.3125                           81.9
     12/16/99                          30                           40.3
     12/17/99                     31.1875                           58.4
     12/20/99                          31                           23.6
     12/21/99                     31.1875                           69.4
     12/22/99                      31.125                           13.6
     12/23/99                     31.0625                             13
     12/27/99                     31.4375                           13.6
     12/28/99                     31.6875                           62.5
     12/29/99                     31.9375                           12.2
     12/30/99                     32.1875                             22
     12/31/99                     32.1875                           23.5
       1/3/00                     31.8125                           36.1
       1/4/00                      31.875                           51.3
       1/5/00                      31.875                           19.8
       1/6/00                       32.25                           26.1
       1/7/00                      32.875                           30.5
      1/10/00                      34.625                           65.7
      1/11/00                      34.125                           57.4
      1/12/00                        33.5                           29.2
      1/13/00                      33.375                           27.3
      1/14/00                      33.625                           10.2
      1/18/00                     34.1875                           26.8
      1/19/00                     34.9375                             55
      1/20/00                        34.5                           18.8
      1/21/00                      34.375                           25.5
      1/24/00                      33.375                           29.4
      1/25/00                       32.75                           25.8
      1/26/00                      32.875                           15.9
      1/27/00                       32.25                            131
      1/28/00                      31.125                           87.9
      1/31/00                          31                          130.2
       2/1/00                     31.3125                           96.3
       2/2/00                        31.5                           53.9
       2/3/00                     31.0625                          338.4
       2/4/00                      30.875                           28.6
       2/7/00                     30.9375                             35
       2/8/00                      31.375                           47.3
       2/9/00                      31.125                           19.5
      2/10/00                     30.8125                           15.8
      2/11/00                     30.6875                           23.6
      2/14/00                       30.25                           50.4
      2/15/00                        30.5                           24.4
      2/16/00                        30.5                           12.6
      2/17/00                     30.5625                           41.5
      2/18/00                     30.3125                           10.7
      2/22/00                      30.375                           68.4
      2/23/00                          30                           70.9
      2/24/00                     29.8125                           57.4
      2/25/00                       29.75                           15.7
      2/28/00                       29.75                           83.5
      2/29/00                        29.5                           51.7
       3/1/00                        29.5                           43.9
       3/2/00                       29.25                             21
       3/3/00                        29.5                           43.8
       3/6/00                          29                             58
       3/7/00                     28.8125                           23.2
       3/8/00                      28.875                           40.2
       3/9/00                      29.125                           31.9
      3/10/00                          29                           31.5
      3/13/00                          29                             43
      3/14/00                      28.875                             96
      3/15/00                       28.75                            123
      3/16/00                          28                           88.6
      3/17/00                      27.875                           51.3
      3/20/00                     27.5625                           23.2
      3/21/00                      27.375                          103.2
      3/22/00                       28.25                          223.4
      3/23/00                      28.625                          168.5
      3/24/00                       28.75                           44.8
      3/27/00                        28.5                           65.5
      3/28/00                     28.8125                           78.2
      3/29/00                      28.875                           37.9
      3/30/00                     29.0625                           89.5
      3/31/00                      28.875                           98.4
       4/3/00                     29.4375                            8.2
       4/4/00                      29.375                           47.2
       4/5/00                     30.0625                           41.2
       4/6/00                       30.75                           33.5
       4/7/00                     30.9375                           34.8
      4/10/00                      30.875                           51.8
      4/11/00                          31                            6.5
      4/12/00                      31.375                             36
      4/13/00                     31.5625                            9.4
      4/14/00                        32.5                           49.3
      4/17/00                      31.875                            9.8
      4/18/00                       31.75                           35.7
      4/19/00                      32.375                           54.7
      4/20/00                      32.375                           64.8
      4/24/00                      32.625                           11.7
      4/25/00                     32.8125                          109.9
      4/26/00                       32.75                           29.2
      4/27/00                     32.9375                           27.2
      4/28/00                      33.125                           43.8
       5/1/00                     33.1875                           46.2
       5/2/00                          33                           42.4
       5/3/00                       32.75                           45.6
       5/4/00                     32.6875                           29.5
       5/5/00                     32.6875                           17.9
       5/8/00                     32.3125                           28.2
       5/9/00                     32.4375                           34.3
      5/10/00                      32.375                           31.8
      5/11/00                     32.4375                           28.4
      5/12/00                       32.75                             32
      5/15/00                     32.8125                             34
      5/16/00                       32.75                           13.2
      5/17/00                       32.75                           59.5
      5/18/00                     32.8125                           58.6
      5/19/00                     32.6875                           25.1
      5/22/00                     32.6875                           27.2
      5/23/00                     32.4375                            7.7
      5/24/00                       32.75                           39.8
      5/25/00                       32.75                           30.5
      5/26/00                     32.6875                           13.4
      5/30/00                      32.375                           21.1
      5/31/00                      32.375                            9.6
       6/1/00                        32.5                            5.3
       6/2/00                        32.5                           13.5
       6/5/00                        32.5                           31.2
       6/6/00                      32.625                           25.2
       6/7/00                      32.875                            5.3
       6/8/00                          33                            4.3
       6/9/00                       33.25                            3.3
      6/12/00                       32.75                           12.5
      6/13/00                     32.9375                           37.6
      6/14/00                      32.875                             38
      6/15/00                      32.625                           19.9
      6/16/00                     32.1875                           21.6
      6/19/00                     32.4375                           11.3
      6/20/00                     32.4375                           20.6
      6/21/00                     32.6875                           74.5
      6/22/00                     32.6875                           33.9
      6/23/00                     31.9375                           36.9
      6/26/00                     32.3125                           34.2
      6/27/00                          33                           26.2
      6/28/00                        33.5                           43.6
      6/29/00                      33.625                           31.4
      6/30/00                     33.4375                           82.5
       7/3/00                      33.375                            3.3
       7/5/00                     33.4375                           20.5
       7/6/00                       33.75                          104.9
       7/7/00                       33.75                           40.2
      7/10/00                     33.6875                           32.4
      7/11/00                      32.625                           23.9
      7/12/00                      32.875                           15.1
      7/13/00                      32.625                           50.1
      7/14/00                     32.3125                           32.3
      7/17/00                      32.625                            5.7
      7/18/00                      32.625                           16.2
      7/19/00                     32.3125                           16.2
      7/20/00                     31.8125                           90.2
      7/21/00                     31.5625                          236.8
      7/24/00                       31.75                           52.8
      7/25/00                       31.75                           92.9
      7/26/00                       31.75                            204
      7/27/00                        31.5                           44.4
      7/28/00                        31.5                           23.4
      7/31/00                      31.625                           24.1
       8/1/00                      31.625                           36.8
       8/2/00                      31.625                           65.9
       8/3/00                     31.8125                           44.7
       8/4/00                      31.625                           84.1
       8/7/00                     31.4375                          132.6
       8/8/00                      31.125                           73.4
       8/9/00                      31.375                            8.8
      8/10/00                        31.5                           88.5
      8/11/00                      31.875                           41.7
      8/14/00                     31.9375                           14.3
      8/15/00                      31.625                           34.1
      8/16/00                        31.5                           16.8
      8/17/00                        31.5                           26.8
      8/18/00                          31                           31.5
      8/21/00                       31.25                          160.5
      8/22/00                       31.69                           41.2
      8/23/00                       31.25                          34.30
      8/24/00                       31.00                          30.50
      8/25/00                       31.19                           7.80
      8/28/00                       31.50                          49.90

Notes:
Sources include Bloomberg Financial Markets and FactSet Research Systems.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                  August 29,2000

Addendum
================================================================================
     Comparable Company Price Volume Graphs

                           United Mobile Homes, Inc.
                       LTM Stock Price & Volume Analysis

                             [GRAPH APPEARS HERE]



       UMH
       Date                    Stock Price                         Volume
       ----                    -----------                         ------
      8/23/99                        9.25                            6.3
      8/24/99                       9.375                            7.5
      8/25/99                      9.3125                            1.4
      8/26/99                       9.125                            2.7
      8/27/99                      9.1875                            0.8
      8/30/99                       9.125                            0.1
      8/31/99                       9.125                            1.6
       9/1/99                      9.0625                              2
       9/2/99                      9.0625                            8.4
       9/3/99                      9.1875                              0
       9/7/99                           9                             11
       9/8/99                      8.9375                           15.1
       9/9/99                      8.9375                              0
      9/10/99                       9.375                            3.4
      9/13/99                       9.125                            5.9
      9/14/99                       9.125                            3.8
      9/15/99                        9.25                            1.7
      9/16/99                           9                            7.4
      9/17/99                       9.125                            7.9
      9/20/99                       9.125                            5.4
      9/21/99                      8.9375                            4.4
      9/22/99                       8.875                            1.4
      9/23/99                           9                            2.5
      9/24/99                           9                            1.6
      9/27/99                      8.8125                            3.4
      9/28/99                      8.8125                            4.7
      9/29/99                      8.9375                            6.4
      9/30/99                      8.9375                            5.6
      10/1/99                      8.9375                           11.8
      10/4/99                           9                            0.5
      10/5/99                           9                            5.8
      10/6/99                       8.875                              1
      10/7/99                       8.875                            0.2
      10/8/99                      8.9375                            7.8
     10/11/99                           9                              0
     10/12/99                       8.875                            3.7
     10/13/99                       8.875                            2.4
     10/14/99                        8.75                            8.1
     10/15/99                        8.75                            3.5
     10/18/99                       8.625                              9
     10/19/99                       8.875                           15.3
     10/20/99                       8.875                            2.5
     10/21/99                       8.875                            3.5
     10/22/99                        8.75                            0.4
     10/25/99                       8.625                            1.3
     10/26/99                      8.6875                            0.6
     10/27/99                      8.9375                           18.6
     10/28/99                       8.875                              0
     10/29/99                       8.875                            2.7
      11/1/99                       8.875                           11.2
      11/2/99                        8.75                              1
      11/3/99                       8.875                            4.5
      11/4/99                           9                            0.3
      11/5/99                       8.875                            0.4
      11/8/99                      8.9375                            2.2
      11/9/99                           9                            1.9
     11/10/99                       8.625                           16.5
     11/11/99                       8.625                            3.9
     11/12/99                       8.625                            1.3
     11/15/99                         8.5                            2.1
     11/16/99                       8.375                           13.5
     11/17/99                       8.375                            2.7
     11/18/99                      8.6875                            3.2
     11/19/99                      8.5625                            1.1
     11/22/99                       8.375                            4.8
     11/23/99                      8.4375                           12.5
     11/24/99                      8.3125                            2.7
     11/26/99                       8.375                            2.5
     11/29/99                      8.3125                           24.3
     11/30/99                       8.375                           12.2
      12/1/99                       8.125                            2.6
      12/2/99                      8.0625                           20.6
      12/3/99                       8.125                              4
      12/6/99                        8.25                            1.8
      12/7/99                      8.3125                           12.2
      12/8/99                      8.3125                            2.1
      12/9/99                         8.5                              1
     12/10/99                      8.1875                           11.1
     12/13/99                       8.125                            7.9
     12/14/99                        8.25                           15.4
     12/15/99                       8.125                           11.1
     12/16/99                           8                           12.7
     12/17/99                       8.125                           10.9
     12/20/99                       8.125                            2.4
     12/21/99                           8                            8.7
     12/22/99                      8.1875                              5
     12/23/99                      8.0625                              1
     12/27/99                           8                           44.5
     12/28/99                           8                            0.2
     12/29/99                       8.125                            8.9
     12/30/99                      8.0625                              5
     12/31/99                        8.25                            6.7
       1/3/00                      8.3125                            3.2
       1/4/00                      8.1875                            1.1
       1/5/00                      8.1875                            1.2
       1/6/00                       8.375                            5.2
       1/7/00                      8.3125                            5.2
      1/10/00                      8.4375                            4.7
      1/11/00                       8.875                           12.1
      1/12/00                       8.875                            0.7
      1/13/00                       8.875                            0.2
      1/14/00                      8.6875                            1.6
      1/18/00                      8.5625                            4.4
      1/19/00                        8.75                              4
      1/20/00                       8.875                            2.6
      1/21/00                        8.75                            5.6
      1/24/00                        8.75                              4
      1/25/00                       8.625                            2.5
      1/26/00                      8.8125                            2.4
      1/27/00                      8.5625                            4.2
      1/28/00                         8.5                            1.2
      1/31/00                       8.375                              1
       2/1/00                       8.375                            1.2
       2/2/00                        8.25                            0.5
       2/3/00                         8.5                            0.6
       2/4/00                      8.5625                            2.5
       2/7/00                         8.5                              2
       2/8/00                      8.5625                            2.7
       2/9/00                       8.625                            1.7
      2/10/00                      8.6875                            3.7
      2/11/00                       8.375                            1.7
      2/14/00                         8.5                            0.3
      2/15/00                       8.375                              1
      2/16/00                       8.375                            0.7
      2/17/00                       8.375                            1.2
      2/18/00                      8.4375                            1.2
      2/22/00                       8.375                            0.2
      2/23/00                      8.3125                            0.7
      2/24/00                      8.3125                              1
      2/25/00                           8                           11.2
      2/28/00                           8                            1.1
      2/29/00                           8                            0.8
       3/1/00                      8.0625                            5.1
       3/2/00                      8.0625                            0.3
       3/3/00                         8.5                              4
       3/6/00                           8                            7.1
       3/7/00                      8.0625                            0.8
       3/8/00                      8.0625                            1.7
       3/9/00                           8                              4
      3/10/00                       7.875                            6.9
      3/13/00                           8                            3.7
      3/14/00                       7.875                              0
      3/15/00                      7.8125                            3.9
      3/16/00                       7.875                            6.4
      3/17/00                           8                            3.5
      3/20/00                      8.0625                              2
      3/21/00                       8.125                            2.1
      3/22/00                           8                            9.2
      3/23/00                           8                            3.4
      3/24/00                           8                            8.1
      3/27/00                       7.875                            4.1
      3/28/00                         7.5                           19.5
      3/29/00                      7.4375                           36.3
      3/30/00                         7.5                           21.3
      3/31/00                           7                          101.2
       4/3/00                       7.375                           10.6
       4/4/00                        7.25                            4.2
       4/5/00                         7.5                            9.5
       4/6/00                       7.375                            0.4
       4/7/00                       7.625                              5
      4/10/00                        7.75                            1.6
      4/11/00                      7.8125                            4.4
      4/12/00                       7.625                            2.1
      4/13/00                      7.6875                            0.6
      4/14/00                        7.75                            4.6
      4/17/00                      7.6875                           11.5
      4/18/00                        7.75                           11.1
      4/19/00                       7.625                            4.7
      4/20/00                      7.6875                            0.6
      4/24/00                        7.75                            0.2
      4/25/00                        7.75                              7
      4/26/00                        7.75                           17.9
      4/27/00                           8                           13.8
      4/28/00                       8.125                              0
       5/1/00                       8.125                              0
       5/2/00                       8.125                            9.8
       5/3/00                       8.125                           12.6
       5/4/00                      8.4375                            8.8
       5/5/00                         8.5                           11.5
       5/8/00                      8.3125                              8
       5/9/00                       8.375                           11.4
      5/10/00                         8.5                            0.2
      5/11/00                     8.34375                              7
      5/12/00                        8.25                           10.2
      5/15/00                      8.0625                            6.3
      5/16/00                      8.1875                            1.9
      5/17/00                       8.375                            8.5
      5/18/00                       8.125                           14.7
      5/19/00                       7.875                            7.3
      5/22/00                        7.75                            6.1
      5/23/00                       7.625                           11.4
      5/24/00                       7.625                            1.9
      5/25/00                       7.875                            0.6
      5/26/00                       7.875                              0
      5/30/00                      7.9375                            3.5
      5/31/00                           8                              1
       6/1/00                           8                            4.5
       6/2/00                        8.25                             12
       6/5/00                        8.25                            0.2
       6/6/00                         8.5                           13.7
       6/7/00                       8.375                           11.2
       6/8/00                       8.125                           23.9
       6/9/00                           8                            1.9
      6/12/00                           8                            9.8
      6/13/00                       8.375                            2.8
      6/14/00                       8.375                            2.3
      6/15/00                      8.4375                           15.9
      6/16/00                        8.25                           10.2
      6/19/00                       8.125                            1.3
      6/20/00                      8.0625                            5.4
      6/21/00                     8.09375                              0
      6/22/00                      8.0625                            1.9
      6/23/00                       8.125                            1.1
      6/26/00                      8.3125                           10.8
      6/27/00                      8.3125                              9
      6/28/00                      8.3125                            4.3
      6/29/00                      8.3125                            6.2
      6/30/00                        8.25                            2.1
       7/3/00                      8.3125                            1.1
       7/5/00                        8.25                           12.7
       7/6/00                       8.375                              0
       7/7/00                        8.25                            0.5
      7/10/00                       8.375                              0
      7/11/00                      8.3125                            4.1
      7/12/00                         8.5                            6.5
      7/13/00                         8.5                            1.4
      7/14/00                         8.5                            7.5
      7/17/00                         8.5                            1.4
      7/18/00                         8.5                            1.4
      7/19/00                         8.5                            6.1
      7/20/00                         8.5                              0
      7/21/00                       8.625                            5.4
      7/24/00                       8.625                            2.9
      7/25/00                     8.71875                              0
      7/26/00                      8.6875                              0
      7/27/00                       8.625                            1.8
      7/28/00                      8.6875                            3.5
      7/31/00                      8.8125                            2.5
       8/1/00                      8.8125                            3.1
       8/2/00                        8.75                            3.2
       8/3/00                      8.8125                              0
       8/4/00                       8.875                           19.7
       8/7/00                        8.75                           13.1
       8/8/00                      8.8125                              1
       8/9/00                       8.875                            3.6
      8/10/00                        8.75                            7.5
      8/11/00                      8.9375                            2.7
      8/14/00                       9.125                              3
      8/15/00                           9                            1.1
      8/16/00                       9.125                            1.1
      8/17/00                      9.1875                            2.8
      8/18/00                        9.25                           10.7
      8/21/00                           9                            5.3
      8/22/00                           9                            0.2
      8/23/00                           9                            3.7
      8/24/00                        8.88                            5.7
      8/25/00                        9.25                           6.70
      8/28/00                        9.06                            1.1

Notes:
Sources include Bloomberg Financial Markets and FactSet Research Systems.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                  August 29,2000

Addendum
================================================================================
     Comparable Company Price Volume Graphs

                          American Land Lease, Inc.
                       LTM Stock Price & Volume Analysis

                             [GRAPH APPEARS HERE]



       ANL
       Date                    Stock Price                         Volume
       ----                    -----------                         ------
      8/23/99                     13.6875                              2
      8/24/99                       13.75                            7.9
      8/25/99                     13.6875                            7.9
      8/26/99                      13.625                           11.3
      8/27/99                        13.5                           20.1
      8/30/99                        13.5                           13.9
      8/31/99                      13.625                            5.1
       9/1/99                     13.4375                            4.7
       9/2/99                     13.6875                           20.2
       9/3/99                      13.625                            1.4
       9/7/99                      13.625                           11.1
       9/8/99                      13.625                           13.7
       9/9/99                      13.625                            2.6
      9/10/99                     13.5625                           25.9
      9/13/99                     13.4375                            5.7
      9/14/99                       13.25                            7.3
      9/15/99                          13                            3.6
      9/16/99                          13                              5
      9/17/99                          13                            6.3
      9/20/99                      12.875                            4.5
      9/21/99                     12.9375                           10.7
      9/22/99                     12.9375                            4.9
      9/23/99                      12.875                           13.6
      9/24/99                     12.8125                            2.6
      9/27/99                        12.5                            3.9
      9/28/99                       12.75                           44.4
      9/29/99                      12.875                            5.4
      9/30/99                     13.3125                           11.6
      10/1/99                      13.125                            5.5
      10/4/99                     13.3125                            3.6
      10/5/99                     13.0625                            1.9
      10/6/99                          13                            2.6
      10/7/99                      12.875                            6.8
      10/8/99                       12.75                            3.5
     10/11/99                      12.875                            2.9
     10/12/99                     12.9375                            2.8
     10/13/99                     12.6875                            3.3
     10/14/99                       12.75                            2.9
     10/15/99                     12.8125                           12.8
     10/18/99                     12.8125                            4.3
     10/19/99                      12.875                             13
     10/20/99                          13                           15.6
     10/21/99                          13                           14.8
     10/22/99                     12.8125                            5.3
     10/25/99                       12.75                           11.1
     10/26/99                     12.6875                            1.2
     10/27/99                       12.75                           16.2
     10/28/99                    12.84375                              0
     10/29/99                      12.625                           17.9
      11/1/99                     12.8125                            0.8
      11/2/99                      12.875                           16.3
      11/3/99                      12.625                            1.5
      11/4/99                      12.625                            2.3
      11/5/99                     12.4375                            0.5
      11/8/99                     12.4375                            3.1
      11/9/99                     12.4375                            7.7
     11/10/99                        12.5                           16.2
     11/11/99                     12.5625                            5.9
     11/12/99                      12.625                            6.1
     11/15/99                       12.75                           11.4
     11/16/99                       12.75                            4.3
     11/17/99                       12.75                              9
     11/18/99                       12.75                             15
     11/19/99                      12.875                           19.4
     11/22/99                     12.8125                            5.5
     11/23/99                     12.8125                            6.8
     11/24/99                     12.8125                           21.3
     11/26/99                     12.8125                           10.6
     11/29/99                      12.875                            3.2
     11/30/99                     13.0625                           20.1
      12/1/99                     12.9375                            7.2
      12/2/99                       12.75                            2.4
      12/3/99                     12.6875                            3.4
      12/6/99                     12.5625                            3.7
      12/7/99                     12.5625                           24.6
      12/8/99                        12.5                           19.5
      12/9/99                      12.625                           46.7
     12/10/99                        12.5                           10.7
     12/13/99                     12.1875                           22.7
     12/14/99                     12.1875                            3.7
     12/15/99                       12.25                            9.1
     12/16/99                          12                            4.1
     12/17/99                      11.875                            6.1
     12/20/99                        11.5                             24
     12/21/99                     11.4375                           33.1
     12/22/99                        11.5                           19.6
     12/23/99                     11.4375                           16.5
     12/27/99                     11.0625                            9.7
     12/28/99                      11.125                           64.9
     12/29/99                      11.125                             16
     12/30/99                      11.125                           20.6
     12/31/99                      11.125                           14.7
       1/3/00                      11.125                            7.6
       1/4/00                      11.125                            2.7
       1/5/00                       11.25                            6.2
       1/6/00                      11.375                            4.9
       1/7/00                      11.375                              6
      1/10/00                      11.625                            8.7
      1/11/00                       11.75                            6.3
      1/12/00                      11.625                            5.3
      1/13/00                       11.75                            5.3
      1/14/00                      11.875                           10.4
      1/18/00                       11.75                            8.3
      1/19/00                      11.875                           10.9
      1/20/00                          12                           34.7
      1/21/00                          12                           23.8
      1/24/00                     12.0625                            4.7
      1/25/00                     11.9375                            5.1
      1/26/00                     11.8125                             15
      1/27/00                     11.9375                            9.7
      1/28/00                     11.9375                            3.3
      1/31/00                          12                            1.5
       2/1/00                          12                            5.8
       2/2/00                      11.875                            8.7
       2/3/00                     11.9375                            5.2
       2/4/00                      11.875                              6
       2/7/00                          12                             12
       2/8/00                     12.0625                           12.4
       2/9/00                          12                           10.8
      2/10/00                     11.9375                            4.8
      2/11/00                      11.875                           14.4
      2/14/00                     11.8125                            6.5
      2/15/00                     11.8125                            1.1
      2/16/00                          12                            3.5
      2/17/00                          12                             11
      2/18/00                     11.9375                            2.2
      2/22/00                      11.875                            6.7
      2/23/00                     11.8125                            2.2
      2/24/00                       11.75                           77.2
      2/25/00                      11.875                              5
      2/28/00                     11.9375                            7.2
      2/29/00                      11.875                           21.3
       3/1/00                          12                            2.7
       3/2/00                      11.875                            1.3
       3/3/00                          12                            7.9
       3/6/00                     12.0625                              7
       3/7/00                     12.0625                           58.8
       3/8/00                          12                              7
       3/9/00                     12.0625                           27.7
      3/10/00                     12.0625                           10.7
      3/13/00                     12.0625                           15.6
      3/14/00                          12                           39.1
      3/15/00                     12.0625                            3.9
      3/16/00                      11.875                           26.1
      3/17/00                     11.8125                           23.2
      3/20/00                       11.75                           15.6
      3/21/00                       11.75                            3.1
      3/22/00                        11.5                           24.5
      3/23/00                     11.4375                           39.1
      3/24/00                      11.375                           18.4
      3/27/00                     11.4375                           28.1
      3/28/00                      11.375                           18.5
      3/29/00                      11.375                           11.7
      3/30/00                          11                           35.9
      3/31/00                       10.75                           58.3
       4/3/00                          11                            7.1
       4/4/00                     10.9375                            2.9
       4/5/00                      10.875                            7.7
       4/6/00                     10.9375                              1
       4/7/00                     11.0625                           12.7
      4/10/00                     11.0625                           12.4
      4/11/00                     11.0625                            5.9
      4/12/00                     11.1875                            6.5
      4/13/00                     11.1875                            3.9
      4/14/00                     11.0625                           11.6
      4/17/00                     10.9375                           28.9
      4/18/00                          11                            7.8
      4/19/00                      11.125                            1.9
      4/20/00                     11.1875                            8.6
      4/24/00                      11.625                             11
      4/25/00                       11.75                            2.5
      4/26/00                     11.5625                            0.9
      4/27/00                     11.8125                            1.2
      4/28/00                       11.75                            5.6
       5/1/00                      11.875                            2.2
       5/2/00                      11.625                              5
       5/3/00                     11.6875                            1.6
       5/4/00                      11.625                            3.3
       5/5/00                      11.625                            1.8
       5/8/00                       11.75                           18.9
       5/9/00                     11.9375                            5.5
      5/10/00                      11.875                              1
      5/11/00                      11.875                              5
      5/12/00                       11.75                            2.6
      5/15/00                     11.9375                            3.1
      5/16/00                     11.8125                            2.9
      5/17/00                       11.75                            7.8
      5/18/00                     11.5625                              9
      5/19/00                     11.9375                            3.3
      5/22/00                    11.78125                              0
      5/23/00                     11.8125                            3.8
      5/24/00                     11.9375                            2.8
      5/25/00                     11.8125                            3.6
      5/26/00                      11.875                            1.3
      5/30/00                       11.75                            7.6
      5/31/00                     11.6875                              5
       6/1/00                      11.625                            2.8
       6/2/00                      11.625                           11.2
       6/5/00                     11.5625                            3.2
       6/6/00                        11.5                            5.6
       6/7/00                        11.5                           13.4
       6/8/00                     11.4375                              2
       6/9/00                       11.75                            7.7
      6/12/00                     11.5625                            1.5
      6/13/00                        11.5                           19.7
      6/14/00                     11.5625                            1.1
      6/15/00                     11.5625                            3.7
      6/16/00                     11.5625                            0.2
      6/19/00                     11.6875                            5.1
      6/20/00                     11.8125                            1.7
      6/21/00                     11.8125                            4.7
      6/22/00                     11.8125                            3.2
      6/23/00                       11.75                            0.8
      6/26/00                     11.8125                              7
      6/27/00                     11.8125                            2.1
      6/28/00                       11.75                           17.5
      6/29/00                     11.8125                            5.9
      6/30/00                     11.8125                            1.3
       7/3/00                     11.8125                            3.8
       7/5/00                       11.75                            7.9
       7/6/00                     11.8125                            1.6
       7/7/00                      11.875                            0.6
      7/10/00                      11.875                            7.2
      7/11/00                     11.9375                           14.6
      7/12/00                     11.9375                              2
      7/13/00                     12.0625                            4.8
      7/14/00                     11.9375                           19.1
      7/17/00                     11.8125                              2
      7/18/00                     11.8125                            3.1
      7/19/00                      11.875                           10.1
      7/20/00                      11.875                            6.3
      7/21/00                      11.875                            6.3
      7/24/00                     11.9375                            6.4
      7/25/00                     11.9375                           15.6
      7/26/00                     11.9375                             10
      7/27/00                     11.6875                           10.3
      7/28/00                        11.5                           19.5
      7/31/00                        11.5                            4.7
       8/1/00                        11.5                            4.9
       8/2/00                     11.5625                              3
       8/3/00                      11.625                           28.8
       8/4/00                     11.9375                           14.8
       8/7/00                      11.875                            0.8
       8/8/00                     11.8125                           14.8
       8/9/00                     11.8125                            4.1
      8/10/00                     11.8125                              0
      8/11/00                      11.875                              7
      8/14/00                      11.875                             31
      8/15/00                     11.9375                            2.5
      8/16/00                          12                           25.7
      8/17/00                     11.9375                           41.2
      8/18/00                          12                            2.2
      8/21/00                          12                            8.5
      8/22/00                       11.88                          22.10
      8/23/00                       11.81                          22.80
      8/24/00                       11.88                           5.00
      8/25/00                       11.69                          29.80
      8/28/00                       11.75                          10.40

Notes:
Sources include Bloomberg Financial Markets and FactSet Research Systems.

[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000
Addendum
==================================================================
     Comparable Company Profiles

                           Chateau Communities, Inc.

                            Company Description

Chateau Communities is a self-administered and self-managed real estate investment trust (REIT) that owns and operates more than 160 manufactured-home communities with more than 50,000 homesites; it also owns 1,359 sites for recreational vehicles and for other uses. More than 90% of its sites are occupied. Additionally, Chateau Communities owns three retail home sales centers and fee-manages more than 35 manufactured-home communities with about 8,500 homesites. Chateau Communities, which has properties in more than 30 states, is one of the largest owner / managers of manufactured home communities in the United States based both on the number of communities and the number of residential homesites owned.

                             Trading Data (000'S)

Ticker                             CPJ   Percentage over 12 Month Low      15.6%
Stock Price (8/28/00)          $ 26.88   Indicated Annual Dividend   $     1.94
12 Month High                  $ 29.31   Payout Ratio                      75.8%
12 Month Low                   $ 23.25   Common Yield                       7.2
Trail. 12 month return            (1.1)% Equity Market Cap.          $  765,462
Shares Outstanding              28,477   Total Long-Term Debt           486,900
OP Units Outstanding             3,671   Total Market Cap.           $1,252,362
2000 Proj. FFO Per Share       $  2.66   Total Debt / Tot. Mkt. Cap.       38.9%
2001 Proj. FFO Per Share       $  2.88   Debt Ratings                       N/A
1999 Price/FFO                    10.1 x IPO Date                        Nov-93
FFO Yield                          9.9%

                        Executive Officers and Directors

Name                    Age               Position
----                    ---               --------
Gary P. McDaniel        53                Chief Executive Officer
C.G. Kellogg            55                President
Tamara D. Fischer       43                Chief Financial Officer, Exec. V.P.
Rees F. Davis, Jr.      40                Executive Vice President -
                                          Acquisitions

                      Lease Rollover and Debt Maturities

                    1999      2000    2001   2002  2003  Thereafter
                    -----------------------------------------------
Lease Rollover      N/A     N/A      N/A     N/A   N/A     N/A
Debt Maturities     $21M    $164M    $0M     $1M  $70M    $118M

                    Size         Outstanding     Interest Rate
                    ----         -----------     -------------
Line of Credit      $100M          $37M      Libor + 80 basis points
Maturity Date       2001

                           Financial Summary (000's)

                                 At                 At
Balance Sheet:              June 30, 2000      Dec. 31, 1999
                            -------------      -------------
Net Real Estate                 $ 861,859          $ 863,435
Total Assets                      997,465            981,673
Total Long-Term Debt              486,900            452,556
Total Stockholders' Equity        344,676            361,820

                                 TTM           12 Mos. Ended
Income Statement:           June 30, 2000      Dec. 31, 1999
                            -------------      -------------
Total Revenue                   $ 196,541          $ 189,363
Interest Expense                   33,477             32,318
G&A Expense                        10,670              9,881
Net Income                         35,157             34,626
FFO                                81,763             77,629
FFO Per Share                       2.56                2.45

                                  Recent News

7/00 CPJ announces FFO / share increases in second quarter of 9.8% over 1999. Total revenues were $50.8 million.
6/00  CPJ files to raise as much as $200 million from debt sales.
3/00  CPJ announces plan to buyback up to 1 million of its common shares.
2/00 CPJ sold $100 million, 5-yr, 8.5% notes as $75 million of its outstanding notes come due.
1/99 CPJ announces 1999 management changes; James B. Grange, Chief Operating Officer decided not to extend his employment agreement.

                           Insider Ownership (000's)

Name                 Number of Shares    % of Total
----                 ----------------    ----------
John A. Boll             3,578              12.3%
Gary P. McDaniel           510               1.8
C.G. Kellogg               388               1.4
Tamara D. Fischer          179               0.6

                            Analyst Recommendations

Firm Name:                Analyst:              Recommendation:       Date:
---------                 -------               --------------        ----
Raymond James Financial   Paul D. Puryear       Buy                  7/28/00
Merrill Lynch & Co.       Eric Hemel            Near-term Accum.     7/27/00
Southwest Securities      R. Christopher Case   Accumulate           7/10/00
Paine Webber Inc.         Jefferey Olson        Attractive            6/2/00
Salomon Smith Barney      Jonathan Litt         Outperform            6/1/00
Robertson Stephens        Jay P Leupp           Long-term attractive 3/31/00

Notes:

Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.

[LOGO OF LEGG MASON] Investment
                     Banking                          Windsor Park Properties

                                                                 August 29, 2000
Addendum
============================================================
     Comparable Company Profiles

                      Manufactured Home Communities, Inc.

                              Company Description

Manufactured Home Communities is a real estate investment trust (REIT) that owns and operates manufactured housing communities with 53,391 residential sites. The REIT leases developed sites to owners of manufactured homes, which are produced off-site and then transported to more than 120 communities in 24 states. Florida properties account for about one-third of revenues. Its leases are generally annual or month-to-month. Manufactured Home Communities' properties are similar to residential subdivisions, with centralized entrances, gutters, curbs, and paved streets. In addition, they offer such amenities as pools, spas, clubhouses, golf courses, exercise rooms, and tennis courts.

                             Trading Data (000's)

Ticker                          MHC   Percentage over 12 Month Low          8.4%
Stock Price (8/28/00)       $ 24.13   Indicated Annual Dividend           $1.55
12 Month High               $ 25.75   Payout Ratio                         69.5%
12 Month Low                $ 22.25   Common Yield                          6.4%
Trail. 12 month return          6.9%  Equity Market Cap.             $  676,219
Shares Outstanding           28,024   Total Long-Term Debt              662,572
OP Units Outstanding          5,618   Total Market Cap.              $1,338,791
2000 Proj. FFO Per Share    $  2.33   Total Debt / Tot. Mkt. Cap.          49.5%
2001 Proj. FFO Per Share    $  2.53   Debt Ratings                          N/A
1999 Price/FFO                 10.4 x IPO Date                           Feb-93
FFO Yield                       9.7%

                       Executive Officers and Directors

Name                     Age      Position
----                     ---      --------
Samuel Zell              58       Chairman of the Board
Howard Walker            60       President, CEO and Director
Ellen Kelleher           39       Executive Vice President
Thomas P. Henegan        36       Executive Vice President, CFO, Treasurer
Gary W. Powell           59       Executive Vice President - Operations

                      Lease Rollover and Debt Maturities

                    1999      2000    2001      2002    2003   Thereafter
                    ----      ----    ----      ----    ----   ----------
Lease Rollover       27%      10%      11%       11%     11%      30%
Debt Maturities     $11M      $4M     $82M      $253M   $20M     $381M

                    Size       Outstanding     Interest Rate
                    ----       -----------     -------------
Line of Credit     $175M          $145M        libor + 1.125%
Maturity Date       2000

                           Financial Summary (000's)

Balance Sheet:               June 30, 2000   Dec. 31, 1999
                             -------------   -------------
Net Real Estate               $  1,043,136    $  1,113,586
Total Assets                     1,112,900       1,160,338
Total Long-Term Debt               662,572         617,364
Total Stockholders' Equity         198,214         211,401

                              TTM            12 Mos. Ended
Income Statement:            June 30, 2000   Dec. 31, 1999
                             -------------   -------------
Total Revenue                 $    219,610   $     215,028
Interest Expense                    53,394          53,775
G&A Expense                          6,594           6,092
Net Income                          32,825          27,772
FFO                                 65,416          68,477
FFO Per Share                         2.23           2.19

                                  Recent News

8/00 MHC announces that its board of directors has increased its current stock repurchase program by an additional one million shares.

7/00 MHC announces FFO of 55 cents per share for Q2 2000 compared with 53 cents per share for Q2 1999.

7/00 MHC announces the completion of a $110 million debt financing secured by mortgages on seven communities. The 10-year notes were funded by Wells Fargo and carry an interest rate of 7.84 percent.

                           Insider Ownership (000's)

Name                  Number of Shares   % of Total
----                  ----------------   ----------
Samuel Zell                2,663             9.5%
Gary W. Powell               286             1.0
Thomas P. Henegan            201             0.7
Howard Walker                192             0.7
David A. Helfand             140             0.5

                            Analyst Recommendations

Firm Name:              Analyst:            Recommendation:    Date:
---------               -------             --------------     ----
Lehman Brothers         David Shulman       Neutral            7/26/00
Prudential Securities   Louis W. Taylor     Accumulate         7/26/00
Merrill Lynch & Co.     Eric Hemel          Near-term Accum.   7/25/00
Paine Webber Inc.       Jeffrey Olson       Attractive          6/2/00
ING Barings             Jamie Handwerker    Strong Buy         4/12/00
Robertson Stephens      Jay P. Leupp        Long-Term Attrac.  3/31/00

Notes:
Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.

[LOGO OF LEGG MASON] Investment
                     Banking                           Windsor Park Properties

                                                                 August 29, 2000

Addendum
================================================================================
Comparable Company Profiles

                             Sun Communities, Inc.

                            Company Description

Sun Communities, Inc. a self-administered and self-managed real estate investment trust (REIT), owns, operates, and finances manufactured-housing and RV communities. Its more than 100 properties have an aggregate of more than 36,300 developed mobile-home sites and about 5,200 RV sites located in 12 Midwestern and Southeastern states, primarily in Michigan, Florida, and Indiana. All its communities have on-site property managers and maintenance personnel. Sun Communities caters to families and retirees by providing a variety of amenities, including clubhouses, pools, and cable. Its Home Services subsidiary sells new and used mobile homes to current and prospective residents.

                                     Trading Data (000's)

Ticker                          SUI        Percentage over 12 Month Low         17.2%
Stock Price (8/28/00)        $31.50        Indicated Annual Dividend           $2.04
12 Month High                $35.88        Payout Ratio                         65.6%
12 Month Low                 $26.88        Common Yield                          6.5%
Trail. 12 month return         (5.4)%      Equity Market  Cap.              $544,887
Shares Outstanding           17,298        Total Long-Term  Debt             353,501
OP Units Outstanding          2,705        Total Market Cap                 $898,388
2000 Proj. FFO Per Share      $3.23        Total Debt / Tot. Mkt.Cap.           39.3%
2001 Proj. FFO Per Share      $3.51        Debt Ratings                     BBB/Baa3
1999 Price/FFO                  9.8 x      IPO Date                           Dec-93
FFO Yield                      10.3%

                       Executive Officers and Directors

Name                          Age          Position
----                          ---          --------
Milton M. Shiffman            70           Chairman of the Board
Gary A. Shiffman              45           Chief Executive Officer, President
Jeffrey P. Jorissen           55           Senior Vice President, Treasurer, CFO
Brian W. Fannon               51           Senior Vice President, COO
Jonathon M. Coleman           44           Senior Vice President - Acquisitions

                      Lease Rollover and Debt Maturities

                        1999     2000     2001     2002     2003     Thereafter
                      ----------------------------------------------------------
Lease Rollover          N/A      N/A      N/A      N/A      N/A          N/A
Debt Maturities         $2M      $2M      $76M     $17M     $86M        $156M

                        Size          Outstanding       Interest Rate
                      --------       -------------     ---------------
Line of Credit          $100M            $26M            libor + .90%
Maturity Date           1999

                               Financial Summary (000's)

                                      At                 At
Balance Sheet:                   June 30, 2000      Dec. 31, 1999
                               -----------------  -----------------
Net Real Estate                 $       781,133    $       773,633
Total Assets                            947,470            911,083
Total Long-Term Debt                    353,501            358,473
Total Stockholders' Equity              335,477            338,358

                                      TTM           12 Mos. Ended
Income Statement:                June 30, 2000      Dec. 31, 1999
                               -----------------  -----------------
Total Revenue                   $       140,734    $       134,416
Interest Expense                         27,644             26,751
G&A Expense                               3,872              3,682
Net Income                               29,661             29,098
FFO                                      62,992             61,253
FFO Per Share                              3.11               2.87

                                  Recent News

8/00 SUI announces the issuance of $100 million 8.2% senior unsecured notes, due
     2008.
7/00 SUI reported strong second quarter results; revenue increased to $36.1 million for the first quarter and FFO of $16.1 million over $15.2 million for the second quarter of 1999.
4/00 SUI reported strong first quarter results; revenue increased to $35.9 million for the first quarter and FFO of $16.0 million over $15.1 million for the first quarter 1999.
3/00 SUI Board of Directors announces plans to repurchase up to one million shares of common stock.

                           Insider Ownership (000's)

Name                     Number of Shares              % of Total
----                     ----------------              ----------
Gary A. Shiffman             1,324                            7.7 %
Milton M. Shiffman             782                            4.5
Jeffrey P. Jorissen            284                            1.6
Brain W. Fannon                104                  less than 1.0
Jonathon M. Coleman             68                  less than 1.0
Ted J. Simon                    10                  less than 1.0

                            Analyst Recommendations

Firm Name:                    Analyst:           Recommendation:      Date:
---------------------------   ------------------ -------------------- ----------
Lehman Brothers               David Shulman      Neutral                 7/25/00
Prudential Securities         Louis W. Taylor    Accumulate              7/21/00
Merrill Lynch & Co.           Eric Hemel         Near-term accum.        7/20/00
PaineWebber Inc.              Jeffrey Olson      Attractive               6/2/00
Friedman, Billings & Ramsey   Matthew Dembski    Accumulate              5/30/00
Robertson Stephens            Jay P. Leupp       Long-term attractive    3/31/00

Notes:
Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.

[LOGO] Investment                                        Windsor Park Properties
       Bank

Addendum
================================================================================
Comparable Company Profiles

                           United Mobile Homes, Inc.

                              Company Description

United Mobile Homes is a real estate investment trust (REIT) that owns and manages nearly 25 mobile-home communities with more than 5,600 spaces. Its communities are located in New Jersey, New York, Ohio, Pennsylvania, and Tennessee. The company leases manufactured-home spaces to homeowners on a monthly basis; it leases homes to other residents. Some of its communities offer swimming pools, tennis courts, and playgrounds. Municipal water and sewer services are available at some locations; other locations provide services on-site. Occupancy typically remains around 90% once a community is filled. Most of the company's homes are sold on-site to new owners, rather than moved.

                             Trading Data (000's)

Ticker                         UMH      Percentage over 12 Month Low     60.9 %
Stock Price (8/28/00)         $9.06     Indicated Annual Dividend       $0.75
12 Month High                 $9.38     Payout Ratio                     73.5 %
12 Month Low                  $5.63     Common Yield                      8.3 %
Trail. 12 month return          7.1 %   Equity Market Cap.            $66,410
Shares Outstanding            7,330     Total Long-Term Debt           36,705
OP Units Outstanding             -      Total Market Cap.            $103,115
2000 Proj. FFO Per Share        N/A     Total Debt / Tot. Mkt. Cap.      35.6 %
2001 Proj. FFO Per Share        N/A     Debt Ratings                      N/A
1999 Price/FFO                  N/A x   IPO Date                       Jan-85
FFO Yield                       N/A %

                       Executive Officers and Directors

Name                             Age          Position
----                             ---          --------
Eugene W. Landy                  66           Chairman of the Board
Samuel A. Landy                  39           President
Richard H. Molke                 73           Director, Vice President
Robert G. Sampson                74           Director
Anna T. Chew                     41           Vice President

                      Lease Rollover and Debt Maturities

                          1999    2000    2001    2002    2003     Thereafter
                        ------------------------------------------------------
Lease Rollover             N/A     N/A     N/A     N/A     N/A         N/A
Debt Maturities            $1M    $15M     $0M     $0M     $6M         N/A

                          Size         Outstanding    Interest Rate
                        --------       -----------    -------------
Line of Credit             $1M             $0M         prime + .5%
Maturity Date             2000

                           Financial Summary (000's)

                                       At                      At
Balance Sheet:                    June 30, 2000           Dec. 31, 1999
                               -------------------     -------------------
Net Real Estate                 $          41,568       $          42,162
Total Assets                               61,793                  58,575
Total Long-Term Debt                       36,705                  35,093
Total Stockholders'                        22,667                  21,391
Equity

                                      TTM                 12 Mos. Ended
Income Statement:                 June 30, 2000           Dec. 31, 1999
                               -------------------     -------------------
Total Revenue                   $          19,801       $          18,807
Interest Expense                            2,556                   2,106
G&A Expense                                 1,745                   1,621
Net Income                                  5,106                   4,556
FFO                                         7,555                   7,010
FFO Per Share                                1.02                    0.97

                                  Recent News

8/00 UMH reported net income of $2,705,000 and FFO of $3,921,000 for the six months ended June 30, 2000.
6/00 UMH declared its regular quarterly dividend of $.19 per share. 6/00 UMH announces that its Board of Directors has authorized the expenditure of up to $3.5 million to repurchase up to 5% of the Company's common stock.
5/00 UMH reported net income of $1,484,000 and FFO of $2,073,000 for the quarter ended March 31, 2000.

                           Insider Ownership (000's)

Name                    Number of Shares     % of Total
----                    ----------------     ----------
Eugene W. Landy               908                  12.4 %
Richard H. Molke              381                   5.2
Samuel A. Landy               273                   3.7
Robert G. Sampson             131                   1.8

                            Analyst Recommendations

Firm Name:               Analyst:            Recommendation:     Date:
----------------------   ------------------- ------------------- ---------
NONE

Notes:
Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.

[LOGO] Investment                                        Windsor Park Properties
       Banking

                                                                 August 29, 2000

Addendum
================================================================================
     Comparable Company Profiles

                           American Land Lease, Inc.

                              Company Description

American Land Lease, Inc. (ANL) is a real estate investment trust (REIT) that owns or has investments in 20 manufactured housing communities and manages five others in Arizona, Florida, New Jersey, and Pennsylvania. It also owns a recreational vehicle (RV) park in California and a golf course next to one of the communities. ANL's manufactured home communities and RV parks contain 6,000 developed and undeveloped home and vehicle sites. The trust owns 27% of Commercial Assets, a specialized real estate investment trust that owns and manages debt instruments secured by loans on multifamily housing properties.

                             Trading Data (000's)

Ticker                      AIC    Percentage over 12 Month Low       9.9%
Stock Price (8/28/00)    $11.75    Indicated Annual Dividend        $1.00
12 Month High            $13.75    Payout Ratio                      65.8%
12 Month Low             $10.69    Common Yield                       8.5%
Trail. 12 month return     (5.4)%  Equity Market Cap.             $65,553
Shares Outstanding        5,579    Total Long-Term Debt            51,997
OP Units Outstanding      1,045    Total Market Cap.             $117,550
2000 Proj. FFO Per Share  $1.55    Total Debt / Tot. Mkt. Cap.       44.2%
2001 Proj. FFO Per Share  $1.70    Debt Ratings                       N/A
1999 Price/FFO              7.6 x  IPO Date                        Dec-86
FFO Yield                  13.2 %

                       Executive Officers and Directors

Name                          Age         Position
----                          ---         --------
Terry Considine                52         Chairman of the Board and CEO
Thomas L. Rhodes               60         Vice Chairman of the Board
Bruce E. Moore                 57         President and COO
Bruce Benson                   61         Chairman of the Compensation Committee
Elliot H. Kline                59         Chairman of the Audit Committee
David M. Becker                40         CFO, Secretary & Treasurer

                      Lease Rollover and Debt Maturities

                        1999    2000    2001    2002    2003    Thereafter
                    ---------------------------------------------------------
Lease Rollover           N/A     N/A     N/A     N/A     N/A        N/A
Debt Maturities          $1M    $11M     $1M     $1M     $1M       $26M

                        Size         Outstanding    Interest Rate
                    ------------     -----------    -------------
Line of Credit           $4M             $2M        libor + 1.75%
Maturity Date           2000

                           Financial Summary (000's)

                                        At                     At
Balance Sheet:                     June 30, 2000          Dec. 31, 1999
                                -------------------    -------------------
Net Real Estate                  $         138,655      $         108,754
Total Assets                               174,214                159,093
Total Long-Term Debt                        51,997                 53,994
Total Stockholders' Equity                  82,048                 83,852

                                         TTM              12 Mos. Ended
Income Statement:                   June 30, 2000         Dec. 31, 1999
                                -------------------    -------------------
Total Revenue                    $          26,681      $          20,312
Interest Expense                             3,546                  3,846
G&A Expense                                  1,628                  1,530
Net Income                                   2,081                  2,406
FFO                                          9,547                  9,756
FFO Per Share                                 1.52                   1.49

                                  Recent News

8/00 Asset Investors Corporation (AIC) announces that its merger with Commercial
     Assets, Inc. closed on August 11. In addition, AIC has changed its name to American Land Lease, Inc.
7/00 AIC announces FFO per share of $0.31 per share for the second quarter of
     2000 compared to $0.37 per share for the second quarter of 1999.
7/00 Commercial Assets, Inc. settles a lawsuit with stock owners who said they'd be in a $41.7 million buyout by partner and former parent Asset Investors Corporation.

                           Insider Ownership (000's)

Name                     Number of Shares              % of Total
----                     ----------------              ----------
Terry Considine                754                           12.3 %
Thomas L. Rhodes               289                            4.9
Bruce E. Moore                 230                            3.9
Bruce D. Benson                150                            2.6
Elliot H. Kline                 52                  less than 1.0

                            Analyst Recommendations

Firm Name:                    Analyst:            Recommendation:     Date:
-------------------------     ------------------- -----------------   ----------
Raymond James Financial       Paul D. Puryear     Buy                    4/26/00
Robertson Stephens            Jay P. Leupp        Long-term Attractive   3/31/00

Notes:
Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.

[LOGO OF LEGG MASON] Investment                         Windsor Park Properties
                     Banking

                                                                 August 29, 2000

Addendum
================================================================================
     FFO Current / Forward Multiples Analysis

                            Current Year Multiples

                             [GRAPH APPEARS HERE]



Multiple X
                  August 28,   August 28,   August 28,   August 28,   August 28,
                     1996         1997         1998         1999         2000
                  ----------   ----------   ----------   ----------   ----------
CPJ                  14.4         14.8         12.2         11.9         10.1
MHC                  12.3         13.6         12.0         10.9         10.4
SUI                  12.5         13.8         12.0         11.8          9.8
ANL                                            12.1          8.6          7.5


                            Forward Year Multiples

                             [GRAPH APPEARS HERE]



Multiple X
                  August 28,   August 28,   August 28,   August 28,   August 28,
                     1996         1997         1998         1999         2000
                  ----------   ----------   ----------   ----------   ----------
CPJ                  14.4         16.6         12.5         11.7         10.1
MHC                  13.1         14.5         12.7         11.0         10.1
SUI                  12.3         13.9         12.1         11.8          9.6
ANL                                                          7.9          6.4


[LOGO OF LEGG MASON] Investment                          Windsor Park Properties
                     Banking

                                                                 August 29, 2000

Addendum
=============================================================
  Sensitivity Analysis

--------------------------------------------------------------------------------------------------------------------
                                                            WPP 5
          -------------------------  -------------------------  -------------------------  -------------------------
                     DCF                       2000                       2001                      EBITDA
                  Valuation             Multiples Valuation        Multiples Valuation             Valuation          Consideration
          -------------------------  -------------------------  -------------------------  -------------------------
           High       Mean     Low     High     Mean     Low      High     Mean     Low      High     Mean     Low        Paid
          -------------------------  -------------------------  -------------------------  -------------------------  ------------
 0% dis   $ 23.05  $ 20.20  $ 15.81  $ 22.07  $ 20.22  $ 16.41  $ 22.30  $ 20.40  $ 16.42  $ 16.94  $ 14.01  $ 11.40     $   23.77
 5% dis     21.77    19.07    14.92    21.01    19.25    15.63    21.23    19.43    15.64    15.45    12.67    10.19
10% dis     20.49    17.94    14.03    19.96    18.29    14.86    20.16    18.45    14.87    13.96    11.33     8.98
15% dis     19.22    16.83    13.15    18.90    17.33    14.09    19.09    17.48    14.10    12.47     9.98     7.76
20% dis     17.95    15.71    12.28    17.84    16.36    13.31    18.02    16.51    13.32    10.98     8.64     6.55
25% dis     16.69    14.61    11.41    16.78    15.40    12.54    16.96    15.53    12.55     9.49     7.29     5.34
30% dis     15.44    13.51    10.55    15.73    14.43    11.76    15.89    14.56    11.77     8.00     5.95     4.12
35% dis     14.20    12.42     9.70    14.67    13.47    10.99    14.82    13.59    11.00     6.51     4.61     2.91
40% dis     12.97    11.34     8.86    13.61    12.50    10.22    13.75    12.61    10.22     5.02     3.26     1.70
45% dis     11.75    10.28     8.03    12.56    11.54     9.44    12.68    11.64     9.45     3.53     1.92     0.48
50% dis     10.55     9.22     7.21    11.50    10.57     8.67    11.61    10.67     8.68     2.04     0.58    (0.73)
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                            WPP 7
          -------------------------  -------------------------  -------------------------  --------------------------
                     DCF                       2000                       2001                      EBITDA
                  Valuation             Multiples Valuation        Multiples Valuation             Valuation           Consideration
          -------------------------  -------------------------  -------------------------  --------------------------
           High       Mean     Low     High     Mean     Low      High     Mean     Low      High     Mean     Low         Paid
          -------------------------  -------------------------  -------------------------  --------------------------  ------------
 0% dis   $ 113.96 $ 100.75 $ 80.37  $ 95.66  $ 86.73  $ 68.35  $ 94.56  $ 85.60  $ 66.81  $ 76.87  $ 59.60  $  44.19   $  100.72
 5% dis     108.03    95.52   76.23    90.56    82.08    64.62    89.52    81.01    63.16    68.08    51.67     37.03
10% dis     102.11    90.30   72.10    85.46    77.43    60.88    84.48    76.41    59.50    59.29    43.74     29.88
15% dis      96.22    85.11   67.99    80.36    72.78    57.15    79.43    71.82    55.85    50.50    35.81     22.72
20% dis      90.35    79.93   63.91    75.27    68.13    53.42    74.39    67.22    52.19    41.70    27.88     15.56
25% dis      84.50    74.79   59.85    70.17    63.48    49.69    69.35    62.63    48.54    32.91    19.95      8.40
30% dis      78.68    69.67   55.81    65.07    58.82    45.96    64.31    58.03    44.88    24.12    12.03      1.24
35% dis      72.90    64.58   51.81    59.97    54.17    42.22    59.26    53.44    41.23    15.33     4.10     (5.92)
40% dis      67.15    59.53   47.84    54.88    49.52    38.49    54.22    48.84    37.57     6.53    (3.83)   (13.07)
45% dis      61.44    54.52   43.91    49.78    44.87    34.76    49.18    44.25    33.92    (2.26)  (11.76)   (20.23)
50% dis      55.79    49.56   40.02    44.68    40.22    31.03    44.14    39.66    30.26   (11.05)  (19.69)   (27.39)
=====================================================================================================================

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                     Banking                             Windsor Park Properties